     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 5, 1998


                                               SECURITIES ACT FILE NO. 333-44807


                                       INVESTMENT COMPANY ACT FILE NO. 811-08615

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO. 1                       [X]

                          POST-EFFECTIVE AMENDMENT NO.                       [ ]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 1                              [X]
                            ------------------------

                                 DECS TRUST III
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             C/O SMITH BARNEY INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 816-6000

                                MARK J. AMRHEIN
                               SMITH BARNEY INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                With copies to:
                             RAYMOND B. CHECK, ESQ.
                       CLEARY, GOTTLIEB, STEEN & HAMILTON
                               ONE LIBERTY PLAZA
                            NEW YORK, NEW YORK 10006
                                 (212) 225-2000

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


=======================================================================================================================
                                                       PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES BEING        AMOUNT BEING          OFFERING PRICE        AGGREGATE OFFERING    AMOUNT OF
REGISTERED                       REGISTERED(1)         PER DECS(2)           PRICE(2)              REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
DECS representing shares of
  beneficial interest..........  5,750,000             $23 9/32              $133,867,188          $39,491(3)
=======================================================================================================================



(1) Includes an aggregate of 750,000 DECS that (i) may be issued in connection with the exercise of an over-allotment option and (ii) were subscribed for and purchased by Smith Barney Inc. in connection with the formation of the DECS Trust III.


(2) Estimated solely for the purpose of calculating the registration fee.


(3) Of this amount, $3,393 was previously paid by the Registrant in connection with the initial filing of this registration statement on January 23, 1998. The balance of $36,098 is submitted herewith.



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a) MAY DETERMINE.

================================================================================

                                 DECS TRUST III

                             CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS*


ITEM NO.                        CAPTION                                 PROSPECTUS CAPTION
--------                        -------                                 ------------------
      1.  Outside Front Cover................................  Front Cover Page
      2.  Inside Front and Outside Back Cover Page...........  Front Cover Page; Inside Front Cover
                                                               Page
      3.  Fee Table and Synopsis.............................  Prospectus Summary; Fees and
                                                               Expenses
      4.  Financial Highlights...............................  Not Applicable
      5.  Plan of Distribution...............................  Front Cover Page; Prospectus
                                                               Summary; Underwriting
      6.  Selling Shareholders...............................  Not Applicable
      7.  Use of Proceeds....................................  Use of Proceeds; Investment
                                                               Objectives and Policies
      8.  General Description of the Registrant..............  Front Cover Page; Prospectus
                                                               Summary; The Trust; Investment
                                                               Restrictions; Investment Objectives
                                                               and Policies; Risk Factors Relating
                                                               to DECS
      9.  Management.........................................  Management and Administration of the
                                                               Trust
     10.  Capital Stock, Long-Term Debt and Other Securities;  Description of DECS
          Federal Income Tax Considerations..................
     11.  Defaults and Arrears on Senior Securities..........  Not Applicable
     12.  Legal Proceedings..................................  Not Applicable
     13.  Table of Contents of the Statement of Additional     Not Applicable
          Information........................................
     14.  Cover Page.........................................  Not Applicable
     15.  Table of Contents..................................  Not Applicable
     16.  General Information and History....................  The Trust
     17.  Investment Objective and Policies..................  Investment Objectives and Policies;
                                                               Investment Restrictions
     18.  Management.........................................  Management and Administration of the
                                                               Trust
     19.  Control Persons and Principal Holders of             Management and Administration of the
          Securities.........................................  Trust
     20.  Investment Advisory and Other Services.............  Management and Administration of the
                                                               Trust
     21.  Brokerage Allocation and Other Practices...........  Investment Objectives and Policies
     22.  Tax Status.........................................  Certain United States Federal Income
                                                               Tax Considerations
     23.  Financial Statements...............................  Statement of Assets and Liabilities


---------------

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the N-2 Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                   SUBJECT TO COMPLETION, DATED MARCH 5, 1998

PROSPECTUS

                               5,000,000 DECS(SM)


                                 DECS TRUST III

           (SUBJECT TO EXCHANGE INTO SHARES OF CLASS B COMMON STOCK,


          PAR VALUE $.01 PER SHARE, OF HERBALIFE INTERNATIONAL, INC.)

                               ------------------


     The issue price (the "Initial Price") of each of the DECS (each, a "DECS")
of the DECS Trust III (the "Trust") being offered hereby will be $          (the
last sale price of the Class B Common Stock, par value $.01 per share (the
"Class B Stock") of Herbalife International, Inc. (the "Company") on           ,
1998, as reported on the Nasdaq National Market System). Each of the DECS
represents the right to receive (a) an annual distribution of $          ,
payable quarterly on each           ,           ,           and           ,
during the term of the Trust, beginning           , 1998 and (b) upon the
conclusion of the term of the Trust on           , 2001 (the "Exchange Date"),
between   and 1.0 shares of Class B Stock or cash with an equivalent value. The
DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the Trust.



     The Trust is a newly organized Delaware business trust that is registered as a closed-end investment company and was established to purchase and hold (a) a series of zero-coupon U.S. Treasury securities maturing on a quarterly basis during the term of the Trust (the "Treasury Securities") and (b) one or more forward purchase contracts (each, a "Contract" and collectively, the "Contracts") with certain stockholders (individually, a "Seller" and collectively, the "Sellers") of the Company relating to the Class B Stock.



     The investment objectives of the Trust are to provide holders of DECS with
a quarterly distribution of $          per DECS over the term of the Trust and
to provide holders of DECS, at the Exchange Date, a number of shares of Class B Stock (or, if some or all of the Sellers exercise their cash settlement option in the Contracts under the circumstances described herein, the cash equivalent of all or part thereof or a combination of Class B Stock and cash) at the Exchange Rate (as defined herein). The Exchange Rate is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined herein) is greater
than $     per share of Class B Stock (the "Threshold Appreciation Price"), shares of Class B Stock per DECS, (b) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than the Initial Price, a fraction equal to the Initial Price divided by the Exchange Price of one share of Class B Stock per DECS such that the value (determined at the Exchange Price) of the Class B Stock delivered at the Exchange Date equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Class B Stock per DECS. The "Exchange Price" means the average Closing Price (as defined herein) per share of Class B Stock on the 20 Trading Days (as defined herein) immediately prior to the Exchange Date, except as otherwise described herein. Accordingly, the value of the Class B Stock to be received by holders of the DECS at the Exchange Date will not necessarily equal the Initial Price. If the Exchange Price is less than the Initial Price, the value of the Class B Stock to be received at the Exchange Date will generally be less than the price paid for the DECS. See "Investment Objectives and Policies."



     SEE "RISK FACTORS RELATING TO DECS" BEGINNING ON PAGE 19 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CAREFULLY CONSIDERED BY PROSPECTIVE PURCHASERS.


                                                  (Cover continued on next page)

                               ------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.



=============================================================================================================================
                                    PRICE TO PUBLIC                    SALES LOAD                PROCEEDS TO THE TRUST(2)
-----------------------------------------------------------------------------------------------------------------------------
Per DECS                                   $                        $            (3)                         $
-----------------------------------------------------------------------------------------------------------------------------
Total (1)                                  $                        $            (3)                         $
=============================================================================================================================



    (1) The Trust has granted to the Underwriters an option, exercisable within 30 days from the date hereof, to purchase up to an additional
        DECS to cover over-allotments, if any. If the Underwriters exercise such option in full, the total Price to Public, Sales Load and Proceeds to
        the Trust will be $        , $        and $        , respectively. See
        "Underwriting."


    (2) Before deducting estimated expenses of $        , payable by Smith
        Barney Inc., which will be reimbursed by the Mark Hughes Entities (as defined herein).


    (3) In light of the fact that the proceeds of the sale of the DECS will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement (as defined herein) provides that the Mark Hughes Entities will pay to the Underwriters as compensation
        $        per DECS. See "Underwriting."

                            ------------------------


     The DECS are offered subject to receipt and acceptance by the Underwriters, to prior sales and to the Underwriters' right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the DECS will be made at the office of Salomon Smith Barney, 333 West 34th Street, New York, New York, or through the facilities of The
Depository Trust Company on or about           , 1998.

                            ------------------------


SALOMON SMITH BARNEY


                                              PRUDENTIAL SECURITIES INCORPORATED



March   , 1998

     CERTAIN PERSONS PARTICIPATING IN THE OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE CLASS A STOCK (AS DEFINED BELOW), THE CLASS B STOCK OR THE DECS, INCLUDING PURCHASES OF THE DECS OR THE CLASS B STOCK TO STABILIZE THEIR MARKET PRICES AND PURCHASES OF THE DECS OR THE CLASS B STOCK TO COVER SOME OR ALL OF A SHORT POSITION IN THE DECS OR THE CLASS B STOCK MAINTAINED BY THE UNDERWRITERS AND THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES SEE "UNDERWRITING."



     IN CONNECTION WITH THE OFFERING, CERTAIN UNDERWRITERS (AND SELLING GROUP MEMBERS) MAY ENGAGE IN PASSIVE MARKET MAKING TRANSACTIONS IN THE CLASS B STOCK, THE CLASS A STOCK OR THE DECS ON THE NASDAQ NATIONAL MARKET SYSTEM IN ACCORDANCE WITH RULE 103 OF REGULATION M. SEE "UNDERWRITING."

                            ------------------------

    (Continued from previous page)


     In the event of certain Adjustment Events (as defined herein), holders may receive property other than (or in addition to) Class B Stock or a combination of such property and cash. See "Investment Objectives and Policies -- The Contracts -- Dilution Adjustments; Adjustment Events." In addition, holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof.



     The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Class B Stock or adverse changes in the financial condition of the Company.


     This Prospectus sets forth information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.


     DECS may be a suitable investment for those investors who are capable of evaluating the risks involved in making an investment in the Class B Stock of the Company and the advantages and disadvantages of doing so in a manner which will give investors in the DECS a potentially higher yield but a lesser opportunity for equity appreciation than would be afforded by a direct investment in the Class B Stock. There is no assurance that the yield on the DECS will be higher than the dividend yield on the Class B Stock over the term of the Trust. See "Investment Objectives and Policies."



     Attached hereto for convenience of reference is a prospectus of the Company relating to the shares of Class B Stock that may be received by holders of DECS at the Exchange Date. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS or the Contracts. The Class B Stock is listed on the Nasdaq National Market System under the symbol "HERBB."



     The Trust will be a grantor trust owned solely by the present and future holders of DECS for U.S. federal income tax purposes and each holder will be treated as the owner of its pro rata portion of the Treasury Securities and the Contracts. The Treasury Securities will be treated as having "original issue discount" which holders must recognize currently as income as it accrues. Holders will not recognize income, gain or loss upon the Trust's entry into the Contracts nor will the delivery of Class B Stock pursuant to the Contracts be taxable to holders. Holders should not recognize income, gain or loss with respect to the Contracts over their term. See "Certain United States Federal Income Tax Considerations."



     THE TRUST IS A NEWLY ORGANIZED CLOSED-END INVESTMENT COMPANY WITH NO PREVIOUS HISTORY OF PUBLIC TRADING. APPLICATION HAS BEEN MADE TO QUOTE THE DECS
ON THE NASDAQ NATIONAL MARKET SYSTEM UNDER THE SYMBOL "        ." THERE IS NO
GUARANTEE THAT SUCH APPLICATION WILL BE APPROVED. TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A DISCOUNT FROM NET ASSET VALUE. THIS CHARACTERISTIC OF INVESTMENTS IN A CLOSED-END INVESTMENT COMPANY IS A RISK SEPARATE AND DISTINCT FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL DECREASE. THE TRUST CANNOT PREDICT WHETHER THE DECS WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT IS MORE PRONOUNCED FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF AN INITIAL PUBLIC OFFERING.


     The address of the Trust is c/o Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, and the Trust's telephone number is (212) 816-6000. Investors are advised to read this Prospectus and to retain it for future reference.


     "DECS(SM)" is a service mark of Salomon Brothers Inc.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE TRUST

     DECS Trust III (the "Trust") is a newly organized Delaware business trust that is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The term of the Trust will expire on or shortly after
                    , 2001 (the "Exchange Date"), except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust owned solely by the present and future holders of DECS for U.S. federal income tax purposes.

THE OFFERING


     5,000,000 DECS representing shares of beneficial interest in the Trust are being offered for sale by Smith Barney Inc. and Prudential Securities
Incorporated (the "Underwriters") to the public at a purchase price of $     per
DECS (the "Initial Price") (which is equal to the last sale price of the Class B Common Stock, par value $.01 per share (the "Class B Stock"), of Herbalife
International, Inc. (the "Company") on March   , 1998, as reported on the Nasdaq
National Market System). In addition, the Underwriters have been granted an option to purchase up to an additional 750,000 DECS (subject to decrease as a result of the issuance and sale of DECS in connection with the formation of the Trust) to cover over-allotments, if any. See "Underwriting."


PURPOSE OF THE TRUST


     The DECS are designed to provide investors (the "Holders") with a higher yield than the current dividend yield paid on the Class B Stock, while also providing the opportunity for Holders to share in the appreciation, if any, of the Class B Stock above the Threshold Appreciation Price. The annual calendar
year distribution on the DECS is $     per DECS. The dividend paid per share of
Company common stock in the Company's fiscal year ended December 31, 1997 was $0.60.



     The yield on the DECS is higher than the current dividend yield on the Class B Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Class B Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Class B Stock because the value of the Class B Stock to be received by Holders of the DECS at the Exchange Date (the "Amount Receivable at the Exchange Date") will generally exceed the Initial Price only if the
Exchange Price (as defined herein) exceeds $     per share of Class B Stock (the
"Threshold Appreciation Price," which represents an appreciation of      % over
the Initial Price) and because Holders will be entitled to receive at the
Exchange Date only      % of any appreciation of the value of the Class B Stock
in excess of the Threshold Appreciation Price. Moreover, if the Exchange Price is less than the Initial Price, the value of the Class B Stock to be received at the Exchange Date will generally be less than the price paid for the DECS.


DISTRIBUTIONS PRIOR TO EXCHANGE DATE


     The Holders are entitled to receive distributions at the rate per DECS of
$     per annum or $     per quarter, payable quarterly on each
                    ,                     ,                     and
                    or, if any such date is not a Business Day (as defined herein), on the next succeeding Business Day (each a "Distribution Date"), to
Holders of record as of each                     ,                     ,
                    and                     , respectively. The first
distribution will be payable on                     , 1998 to Holders of record
as of                     , 1998. See "Investment Objectives and Policies Trust
Assets."

DISTRIBUTIONS ON EXCHANGE DATE


     At the Exchange Date, in respect of each outstanding DECS, Holders will
have the right to receive between      and 1.0 shares of Class B Stock, subject
to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Class B Stock. In the event of a merger of the Company into another entity, or the liquidation of the Company, or in certain related events, Holders would receive consideration in the form of cash, Reported Securities (as defined under "Investment Objectives and Policies -- The Contracts Dilution Adjustments; Adjustment Events") or a combination thereof, rather than (or in addition to) shares of Class B Stock. If some or all of the Sellers exercise their cash settlement option, Holders would receive cash in lieu of all or part of the Class B Stock or Reported Securities that would otherwise be deliverable. See "Investment Objectives and Policies -- The Contracts -- General." Additionally, the occurrence of certain defaults by a Seller (or by any Mark Hughes Entity (as defined below))under its Contract or the related collateral arrangements would cause the acceleration of such Contract and the distribution to the Trust for distribution pro rata to Holders of all or a portion of the Class B Stock, Reported Securities, cash or a combination thereof subject to such Contract and of a portion of the Treasury Securities (as defined below) then held by the Trust. See "Investment Objectives and Policies -- The Contracts -- Collateral Requirements of the Contracts; Acceleration" and "-- The Treasury Securities."


VOTING RIGHTS


     Holders will not have voting rights with respect to the Class B Stock unless and until the Sellers have delivered shares of Class B Stock to the Trust pursuant to the Contracts and the Trust has distributed such shares to the Holders. See "Investment Objectives and Policies -- The Company." Currently, the holders of Class B Stock are entitled to vote separately as a class only with respect to (i) amendments to the Company's Amended and Restated Articles of Incorporation that alter or change the relative or other rights given to the holders of Class B Stock, and (ii) such other matters as may require separate class voting under the Company's Amended and Restated Articles of Incorporation or by law. Holders of Class B Stock are not entitled to any other voting rights. The Holders have the right to vote on matters affecting the Trust, as described under "Description of DECS."


ASSETS OF THE TRUST; INVESTMENT OBJECTIVES AND POLICIES


     The Trust will purchase and hold (i) a series of zero-coupon U.S. Treasury securities (the "Treasury Securities") maturing on a quarterly basis during the
term of the Trust and representing in the aggregate approximately      % of the
initial assets of the Trust and (ii) one or more forward purchase contracts (each, a "Contract" and collectively, the "Contracts") with certain existing stockholders (individually, a "Seller" and collectively, the "Sellers") of the
Company relating to the Class B Stock and representing approximately      % of
the initial assets of the Trust. The Trust's investment objective is to provide
each Holder with a quarterly distribution of $     per DECS over the term of the
Trust, equal to the pro rata portion of the quarterly cash distributions from the Treasury Securities. It is also the Trust's investment objective to provide each Holder, at the Exchange Date, a number of shares of Class B Stock (or, if any Seller exercises its cash settlement option in the Contracts under the circumstances described herein, the cash equivalent of all or part thereof) at the Exchange Rate. The Exchange Rate is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined herein) is greater than the
Threshold Appreciation Price,           shares of Class B Stock per DECS, (b) if
the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than the Initial Price, a fraction equal to the Initial Price divided by the Exchange Price of one share of Class B Stock per DECS such that the value (determined at the Exchange Price) of the Class B Stock delivered at the Exchange Date equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Class B Stock per DECS. Holders otherwise entitled to receive fractional shares of Class B Stock or Reported Securities in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "Investment Objectives and Policies -- The Contracts" and
"-- Delivery of Class B Stock and Reported Securities; No Fractional Shares of Class B Stock or Reported Securities."

     The Trust will enter into Contracts with the Sellers and the Mark Hughes Control Entities (as defined below) obligating the Sellers, severally and not jointly, at the Exchange Date, to deliver to the Trust 5,000,000 shares of Class B Stock in the aggregate (excluding shares required to be delivered in respect of DECS issued to cover the Underwriters' over-allotment option and DECS issued in connection with the formation of the Trust), except that (i) if the Exchange Price per share of Class B Stock is greater than the Threshold Appreciation Price, each Seller will be obligated to deliver under its Contract a number of
shares of Class B Stock equal to the product of                     times the
initial number of shares of Class B Stock subject to such Contract, (ii) if the Exchange Price per share of Class B Stock is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, each Seller will be obligated to deliver under its Contract a number of shares of Class B Stock equal to the product of (A) the Initial Price divided by the Exchange Price multiplied by (B) the initial number of shares of Class B Stock subject to such Contract and (iii) if the Exchange Price per share of Class B Stock is less than or equal to the Initial Price, each Seller will be obligated to deliver under its contract a number of shares of Class B Stock equal to the initial number of shares of Class B Stock subject to such Contract. This provides the Trust with the opportunity to share in the appreciation, if any, of the Class B Stock above the Threshold Appreciation Price. Each Seller has the right to deliver cash in lieu of all (but not part) of its Class B Stock delivery obligation. The
purchase price under the Contracts is equal to $     per share of Class B Stock
and $          in the aggregate and is payable to the Sellers by the Trust on the closing of this offering.



     The obligations of each Seller under its Contract will be secured by a pledge of one share of Class B Stock for each share subject to the Contract or, at the election of such Seller, by substitute collateral consisting of U.S. Government securities. See "Investment Objectives and Policies -- The
Contracts -- Collateral Requirements of the Contracts; Acceleration." Each Mark Hughes Control Entity has guaranteed the performance and payment by each Seller under each Contract and Collateral Agreement (as defined below) to which such Seller is a party.


CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. The Trust intends to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a grantor trust owned solely by the present and future holders of DECS that holds the Treasury Securities and Contracts, and to report Holders' income to the Internal Revenue Service in accordance with this treatment. Under this approach, the tax consequences of holding a DECS will be as described below and as described in "Certain United States Federal Income Tax Considerations." Prospective investors in the DECS should be aware that the Internal Revenue Service might take a different view as to the proper characterization of the DECS and of the tax consequences to a Holder.

     The Treasury Securities held by the Trust will be treated for U.S. federal income tax purposes as having "original issue discount" that will accrue over the term of the Treasury Securities. It is currently anticipated that a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' costs of the Treasury Securities and therefore will not be considered current income for U.S. federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the Treasury Securities as it accrues.

     A Holder will not recognize income, gain or loss upon the Trust's entry into the Contracts and should not recognize income, gain or loss with respect to the Contracts over their term. Prospective investors in the DECS should be aware that it is possible that the Internal Revenue Service will assert that a Holder should include in income over the term of the Contracts additional amounts which together with the original issue discount on such Holder's pro rata portion of the Treasury Securities may exceed the aggregate amount of the quarterly cash distributions to such Holder. See "Certain United States Federal Income Tax Considerations."


     The delivery of Class B Stock to the Trust pursuant to the Contracts will not be taxable to the Holders. The distribution of Class B Stock upon the termination of the Trust will not be taxable to the Holders. A Holder will have taxable gain or loss upon receipt of cash in lieu of fractional shares of Class B Stock distributed upon termination of the Trust. Each Holder's aggregate basis in its shares of Class B Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to pay any fractional shares of Class B Stock for which cash is received. A Holder will have taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust or if a Seller elects to exercise the Cash Delivery Option and satisfy its obligations under the Contract with cash.


THE COMPANY


     The Company is a network marketing company that sells a wide range of weight management products, food and dietary supplements and personal care products worldwide. The Company's products are marketed exclusively through a network marketing system. This system enables the Company's independent distributors to earn profits by selling Company products to retail consumers or other distributors. Distributors may also develop their own distributor downline organizations by sponsoring other distributors to do business in any market where the Company operates, entitling the sponsors to receive royalty overrides (cash incentives, including royalties and bonuses) on product sales within their downline organizations.



     In December 1997, the Company's common stock, par value $.01 per share (the "Old Common Stock"), was reclassified into voting Class A Common Stock, par value $.01 per share (the "Class A Stock," and together with the Class B Stock, the "Common Stock"), of the Company and non-voting Class B Stock (the "Recapitalization"). As a result of the Recapitalization (including a related Class B Stock dividend), as of December 12, 1997, the Old Common Stock was effectively split into the Class A Stock and the Class B Stock.



     Attached hereto is a prospectus of the Company which describes the Company and the Class B Stock that may be delivered to the Trust by the Sellers, and by the Trust to the Holders, at the Exchange Date or upon earlier acceleration of a Contract. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS or the Contracts. The prospectus of the Company is being attached hereto and delivered to prospective purchasers of DECS together with this Prospectus for convenience of reference only. The prospectus of the Company does not constitute a part of this Prospectus, nor is it incorporated by reference herein.


MANAGEMENT AND ADMINISTRATION OF THE TRUST


     The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the Trust will be carried out by The Bank of New York (or its successor) as trust administrator (the "Administrator"). The Bank of New York (or its successor) will also act as custodian for the Trust's assets (the "Custodian") and as paying agent, registrar and transfer agent (the "Paying Agent") with respect to the DECS. Except as aforesaid, and except for its role as Collateral Agent under the collateral agreements (each, a "Collateral Agreement" and collectively, the "Collateral Agreements") among each Seller, each Mark Hughes Control Entity, the Trust and the Collateral Agent (see "Investment Objectives and Policies -- The Contracts -- Collateral Requirements of the Contracts; Acceleration"), The Bank of New York has no other affiliation with, and is not engaged in any other transaction with, the Trust.


TERM OF THE TRUST


     The Trust will terminate automatically on or shortly after the Exchange Date, except that the Trust may expire prior to such date under certain limited circumstances. Promptly after the Exchange Date the shares of Class B Stock delivered under the Contracts (or the equivalent amount of cash, to the extent that any Seller exercises its cash settlement option) and other remaining Trust assets, if any, will be distributed pro rata to Holders. See "Investment Objectives and Policies -- Trust Termination."


RISK FACTORS

     The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust except upon the acceleration of one or more Contracts as described herein. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Class B Stock or adverse changes in the financial condition of the Company.



     The yield on the DECS is higher than the current dividend yield on the Class B Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Class B Stock over the term of the Trust.



     The Amount Receivable at the Exchange Date is not fixed, but is based on the market price of the Class B Stock as reflected in the Exchange Rate. There can be no assurance that the Amount Receivable at the Exchange Date will be equal to or greater than the Initial Price of the DECS. If the Exchange Price is less than the Initial Price, the Amount Receivable at the Exchange Date will generally be less than the amount paid for the DECS, in which case an investment in DECS will result in a loss and, if the Company became insolvent or bankrupt, could result in a total loss. Holders of the DECS, therefore, bear the full risk of a decline in the value of the Class B Stock prior to the Exchange Date.



     In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Class B Stock because the Amount Receivable at the Exchange Date will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price, which represents an
appreciation of      % over the Initial Price. Moreover, Holders will be
entitled to receive at the Exchange Date only      % of any appreciation of the
value of the Class B Stock in excess of the Threshold Appreciation Price. Because the market price of the Class B Stock is subject to market fluctuations, the Amount Receivable at the Exchange Date may be more or less than the Initial Price of the DECS. Additionally, because the Exchange Price is generally determined based on a 20 Trading Day average, the value of a share of Class B Stock distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.


     The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the Treasury Securities and the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.


     The trading prices of the DECS in the secondary market will be directly affected by the trading prices of the Class B Stock in the secondary market. Trading prices of the Class B Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.



     Holders of the DECS will not be entitled to any rights with respect to the Class B Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers deliver shares of Class B Stock to the Trust pursuant to the Contracts and the Trust has distributed such shares to the Holders.



     Each of the Sellers is a Delaware limited liability company. Two other Delaware limited liability companies controlled by the Mark Hughes Family Trust own all of the interests in each of the Sellers. The Mark Hughes Family Trust is controlled by Mark Hughes (the Company's principal stockholder, Chairman of the Board, Chief Executive Officer and President), as trustee. Each of the two intermediate Delaware limited liability companies that own all of the interests in the Sellers, the Mark Hughes Family Trust and Mark Hughes are collectively referred to herein as the "Mark Hughes Control Entities," and each of the Mark Hughes Control Entities and the Sellers are collectively referred to herein as the "Mark Hughes Entities." A bankruptcy of a Seller (or of any Mark Hughes Entity) could adversely affect the timing of settlement and, as a result, the amount received by the Holders in respect of the DECS.


LISTING


     Application has been made to list the DECS on the Nasdaq National Market
System under the symbol "        ." There is no guarantee that such application
will be approved.

                               FEES AND EXPENSES


     In light of the fact that proceeds from the sale of the DECS will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Mark Hughes Entities will pay to the Underwriters as
compensation $          per DECS. See "Underwriting." Estimated organization
costs of the Trust in the amount of $          and estimated costs of the Trust
in connection with the initial registration and public offering of the DECS in
the amount of $          will be paid by Smith Barney Inc. ("Smith Barney") at
the closing of this offering. In addition, each of the Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by Smith Barney at the closing of this offering a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the
Trust (estimated to be $          in the aggregate) over the term of the Trust.
Smith Barney has agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Smith Barney will be reimbursed by the Mark Hughes Entities for all expenses of the Trust and reimbursements of indemnifications paid by it. See "Management and Administration of the Trust -- Estimated Expenses."



     Regulations of the Securities and Exchange Commission (the "Commission") applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to be bearing indirectly are (a) the Underwriters' compensation payable by the Mark Hughes Entities with respect to such investor's DECS and (b) the ongoing expenses of the Trust (including fees of the Administrator, Custodian, Paying
Agent and Trustees), estimated at $     per year in the aggregate, payable by
Smith Barney at the closing of the offering.



Investor transaction expenses
  Sales load (as a percentage of offering price)............     %
                                                              ====
Annual Expenses
  Management Fees...........................................    0%
  Other Expenses (after reimbursement by the Mark Hughes
     Entities)*.............................................    0%
                                                              ----
          Total Annual Expenses*............................    0%
                                                              ====


---------------

* Absent the reimbursement, the Trust's "total annual expenses" would be equal
  to approximately      % of the Trust's average net assets.


Commission regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. Investors should note that the assumption of a 5% annual return does not accurately reflect the financial terms of the Trust. See "Investment Objectives and Policies -- Trust Assets." Additionally, the Trust does not permit the reinvestment of distributions.



                                                              1 YEAR    3 YEARS
                                                              ------    -------
You would pay the following expenses (i.e., the applicable
  sales load and allocable portion of ongoing expenses paid
  by Smith Barney and the Mark Hughes Entities) on a $1,000
  investment, assuming a 5% annual return...................   $         $


                                   THE TRUST


     DECS Trust III is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The Trust was formed on January 22, 1998 pursuant to a Declaration of Trust dated as of January 22, 1998 (the "Declaration of Trust"). The term
of the Trust will expire on or shortly after                     , 2001, except
that the Trust may be dissolved prior to such date under certain limited circumstances. The address of the Trust is c/o Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 (telephone number: (212) 816-6000).

                                USE OF PROCEEDS

     The net proceeds of this offering will be used on or shortly after the date on which this offering is completed to purchase a fixed portfolio comprised of a series of zero-coupon U.S. Treasury securities maturing quarterly during the term of the Trust and to pay the purchase price under the Contracts to the Sellers.

                       INVESTMENT OBJECTIVES AND POLICIES

TRUST ASSETS


     The Trust's investment objectives are to provide Holders with a quarterly
distribution of $       per DECS on each Distribution Date during the term of
the Trust (representing the pro rata portion of the quarterly distributions in respect of the maturing Treasury Securities held by the Trust) and to provide Holders, at the Exchange Date, a number of shares of Class B Stock at the Exchange Rate (as defined below) or, to the extent that some or all of the Sellers elect the Cash Delivery Option (as defined below), an amount in cash equal to the Exchange Price (as defined below) of all or part thereof. On or prior to the 25th Business Day prior to the Exchange Date, each of the Sellers will be obligated to notify the Trust concerning its exercise of the Cash Delivery Option, and the Trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether Holders of DECS will receive shares of Class B Stock, cash or a combination thereof and, if a combination of Class B Stock and cash, the relative proportion of each. See "-- The Contracts -- General" below. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.



     The "Exchange Rate" is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined below) is greater than the Threshold Appreciation
Price,           shares of Class B Stock per DECS, (b) if the Exchange Price is
less than the Threshold Appreciation Price but is greater than or equal to the Initial Price, a fraction, equal to the Initial Price divided by the Exchange Price, of one share of Class B Stock per DECS and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Class B Stock per DECS. Accordingly, the value of the Class B Stock to be received by Holders of the DECS (or, as discussed below, the cash equivalent to be received in lieu of such Class B Stock) at the Exchange Date will not necessarily equal the initial price of the DECS. The numbers of shares of Class B Stock per DECS specified in clauses (a), (b) and (c) of the Exchange Rate are hereinafter referred to as the "Share Components." Any shares of Class B Stock delivered by the Trust to the Holders of the DECS that are not affiliated with the Company will be free of any transfer restrictions and the Holders of the DECS will be responsible for the payment of any and all brokerage costs upon the subsequent sale of such shares. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See " -- Delivery of Class B Stock and Reported Securities; No Fractional Shares of Class B Stock or Reported Securities" below. Notwithstanding the foregoing, (i) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and
(ii) in the case of certain adjustment events, the consideration received by Holders at the Exchange Date will be cash or Reported Securities (as defined herein) or a combination thereof, rather than (or in addition to) shares of Class B Stock. See "-- The Contracts -- Dilution Adjustments; Adjustment Events" below.


     The Trust has adopted a fundamental policy to invest at least 65% of its
portfolio in the Contracts. The Contracts will comprise approximately      % of
the Trust's initial assets. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust except for the partial liquidation of Treasury Securities following acceleration of any Contract as described below under "-- The Treasury Securities." The foregoing fundamental policies of the Trust may not be changed without the vote of a majority in interest of the Holders. A "majority in interest of the Holders" means the lesser of (i) 67% of the DECS represented at a meeting at which more than 50% of the outstanding DECS are represented and (ii) more than 50% of the outstanding DECS.


     The "Exchange Price" means the average Closing Price per share of Class B Stock on the 20 Trading Days immediately prior to (but not including) the Exchange Date; provided, however, that if there are not 20 Trading Days for the Class B Stock occurring later than the 60th calendar day immediately prior to, but not including, the Exchange Date, the Exchange Price shall be defined as the market value per share of the Class B Stock as of the Exchange Date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator. The "Closing Price" of any security on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date, (ii) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States national securities exchange on which such security is so listed, (iii) if such security is not so listed on a United States national securities exchange, as reported by The Nasdaq Stock Market,
(iv) if such security is not so reported, as reported in the composite transactions for the principal United States regional securities exchange on which such security is so listed, (v) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (vi) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least three nationally recognized investment banking firms selected by the Administrator for such purpose. A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.



     For illustrative purposes only, the following chart shows the number of shares of Class B Stock or the amount of cash that a Holder would receive for each DECS at various Exchange Prices. The chart assumes that there would be no adjustments to the Exchange Rate by reason of the occurrence of any of the events described under "-- The Contracts -- Dilution Adjustments; Adjustment Events" below, that no Contracts will be accelerated and that either no Sellers exercise the Cash Delivery Option or all Sellers do. There can be no assurance that the Exchange Price will be within the range set forth below. Given the
Initial Price of $     per DECS and the Threshold Appreciation Price of $     ,
a Holder would receive at the Exchange Date the following number of shares of Class B Stock or amount of cash (if all Sellers exercise the Cash Delivery Option) per DECS:



EXCHANGE PRICE OF  NUMBER OF SHARES OF
  CLASS B STOCK       CLASS B STOCK      AMOUNT OF CASH
-----------------  -------------------   --------------



     As the foregoing chart illustrates, if at the Exchange Date, the Exchange
Price is greater than $     , the Trust will be obligated to deliver
shares of Class B Stock per DECS, resulting in the DECS Holder receiving only
     percent of the appreciation in market value above $     . If at the
Exchange Date, the Exchange Price is greater than $     and less than or equal
to $     , the Trust will be obligated to deliver only a fraction of a share of
Class B Stock having a value at the Exchange Price equal to $     , resulting in
the DECS Holder receiving none of the appreciation in market value. If at the
Exchange Date, the Exchange Price is less than or equal to $     , the Trust
will be obligated to deliver one share of Class B Stock per DECS, regardless of the market price of such share, resulting in the DECS Holder realizing the entire loss on the decline in market value of the Class B Stock.


     The following table sets forth information regarding the distributions to be received on the Treasury Securities held by the Trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on the Treasury

Securities with respect to a Holder who acquires its DECS at the issue price from the Underwriters in the original offering. See "Certain United States Federal Income Tax Considerations."



                                                ANNUAL GROSS       ANNUAL CASH DISTRIBUTIONS             ANNUAL
                          ANNUAL GROSS       DISTRIBUTIONS FROM      IN EXCESS OF ORIGINAL     INCLUSION OF ORIGINAL ISSUE
                       DISTRIBUTIONS FROM    TREASURY SECURITIES   ISSUE DISCOUNT INCLUSION        DISCOUNT IN INCOME
        YEAR           TREASURY SECURITIES        PER DECS                 PER DECS                     PER DECS
        ----           -------------------   -------------------   -------------------------   ---------------------------
1998.................       $                     $                        $                            $
1999.................
2000.................
2001.................



     The annual distribution of $     per DECS is payable quarterly on each
       ,        ,                     and                     (or, if any such
date is not a Business Day, on the next succeeding Business Day), commencing
                    , 1998. Quarterly distributions on the DECS will consist solely of the cash received from the Treasury Securities. The Trust will not be entitled to any dividends that may be declared on the Class B Stock.



ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN CLASS B STOCK; NO DEPRECIATION PROTECTION



     The yield on the DECS is higher than the current dividend yield on the Class B Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Class B Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Class B Stock because the Amount Receivable at the Exchange Date will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents an appreciation of
     % over the Initial Price) and because Holders will be entitled to receive
at the Exchange Date only      % (the percentage equal to the Initial Price
divided by the Threshold Appreciation Price) of any appreciation of the value of the Class B Stock in excess of the Threshold Appreciation Price. Moreover, Holders of DECS will realize the entire decline in value if the Exchange Price on the Exchange Date is less than the Initial Price. Additionally, because the Exchange Price is generally determined based on a 20 Trading Day average, the value of a share of Class B Stock distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.


THE COMPANY


     The Company is a network marketing company that sells a wide range of weight management products, food and dietary supplements and personal care products worldwide. The Company's products are marketed exclusively through a network marketing system. This system enables the Company's independent distributors to earn profits by selling Company products to retail consumers or other distributors. Distributors may also develop their own distributor downline organizations by sponsoring other distributors to do business in any market where the Company operates, entitling the sponsors to receive royalty overrides (cash incentives, including royalties and bonuses) on product sales within their downline organizations.



     Holders will not be entitled to rights with respect to the Class B Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers deliver shares of Class B Stock to the Trust pursuant to the Contracts and the Trust has distributed such shares to the Holders. Currently, the holders of Class B Stock are entitled to vote separately as a class only with respect to (i) amendments to the Company's Amended and Restated Articles of Incorporation that alter or change the relative or other rights given to the holders of Class B Stock, and (ii) such other matters as may require separate class voting under the Company's Amended and Restated Articles of Incorporation or by law. Holders of Class B Stock are not entitled to any other voting rights.



     Attached hereto is a prospectus of the Company which describes the Company and the Class B Stock that may be delivered to the Trust by the Sellers, and by the Trust to the Holders, at the Exchange Date or upon earlier acceleration of a Contract.

     In December 1997, the Company's common stock, par value $.01 per share (the "Old Common Stock") was reclassified into voting Class A Stock and non-voting Class B Stock (the "Recapitalization"). As a result of the Recapitalization (including a related Class B Stock dividend), as of December 12, 1997, the Old Common Stock was effectively split into the Class A Stock and the Class B Stock. The Old Common Stock was quoted on the Nasdaq National Market System under the symbol "HERB" from April 21, 1992 through December 12, 1997. The Class A Stock and the Class B Stock have been quoted on the Nasdaq National Market System under the symbols "HERBA" and "HERBB," respectively, since December 15, 1997. The following table sets forth, for the indicated periods, the high and low sales prices of the Old Common Stock, and, commencing December 15, 1997, the Class A Stock and the Class B Stock, in each case, as reported on the Nasdaq National Market System, and the quarterly cash dividends per share of the Company's common stock. The sales prices in the table were taken from a written summary provided to the Company by Nasdaq. Prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. As of February 23, 1998, there were 1,010 and 1,011 record holders of the Class A Stock and Class B Stock, respectively, including, in each case, The Depository Trust Company, which holds shares of Class A Stock and Class B Stock on behalf of an indeterminate number of beneficial owners.



                                                                              DIVIDEND
                                                                HIGH    LOW   PER SHARE
                                                                ----    ---   ---------
1996
  First Quarter.............................................    $12 1/8 $ 8 5/8   $ .15
  Second Quarter............................................     16 3/8  10 1/8     .15
  Third Quarter.............................................     15 7/8  12 1/3     .15
  Fourth Quarter............................................     32 5/8  15 1/2     .15
1997
  First Quarter.............................................    $37 3/4 $14 3/4     .15
  Second Quarter............................................     21 1/8  15 3/4     .15
  Third Quarter.............................................     26 1/4  14 7/8     .15
  Fourth Quarter through December 12, 1997*.................     27 7/8  19 1/4
  Fourth Quarter commencing December 15, 1997
     Class A Stock*.........................................    $24     $20 1/2     .15
     Class B Stock*.........................................     23      20         .15
1998
  First Quarter
     Class A Stock**........................................    $25     $19 7/16
     Class B Stock**........................................     24 1/2  17 3/4


---------------


* The Recapitalization became effective December 12, 1997. Beginning December 15, 1997, the Old Common Stock commenced trading as the Class A Stock and the Class B Stock as a result of the Recapitalization. Accordingly, the prices set forth above relate to the Old Common Stock through December 12, 1997, and the Class A Stock and Class B Stock, as indicated, commencing on December 15, 1997.



**  Reflects high and low sales prices through March 3, 1998.



     The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS or the Contracts. This Prospectus relates only to the DECS offered hereby and does not relate to the Company or the Class B Stock. The Company has filed a registration statement on Form S-3 with the Commission with respect to the shares of Class B Stock that may be delivered to the Trust by the Sellers, and by the Trust to the Holders of DECS, at the Exchange Date or upon earlier acceleration of a Contract. The prospectus of the Company constituting a part of such registration statement includes information relating to the Company and Class B Stock, including certain risk factors relevant to an investment in Class B Stock. THE PROSPECTUS OF THE COMPANY IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF DECS TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY.

THE PROSPECTUS OF THE COMPANY DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

THE CONTRACTS


     General. The Trust will enter into one or more Contracts with the Sellers and the Mark Hughes Control Entities obligating each Seller, severally and not jointly, at the Exchange Date to deliver to the Trust a number of shares of Class B Stock equal to the initial number of shares of Class B Stock subject to such Seller's Contract multiplied by the Exchange Rate. Each of the Mark Hughes Control Entities has guaranteed the performance and payment by each Seller under each Contract and Collateral Agreement to which such Seller is a party. The Exchange Rate is equal to, subject to adjustment as described in " -- Dilution Adjustments; Adjustment Events" below, (i) if the Exchange Price per share of Class B Stock is greater than the Threshold Appreciation Price,
                    , (ii) if the Exchange Price per share of Class B Stock is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price divided by the Exchange Price and (iii) if the Exchange Price per share of Class B Stock is less than or equal to the Initial
Price, one. The purchase price under the Contracts is equal to $     per share
of Class B Stock and $          in the aggregate and is payable to the Sellers
by the Trust on the closing of this offering. The purchase price of the Contracts was arrived at by arm's length negotiations between the Trust and the Sellers taking into consideration factors including the price, expected dividend level and volatility of the Class B Stock, current interest rates, the term of the Contracts, current market volatility generally, the collateral security pledged by the Sellers, the value of other similar instruments and the costs and anticipated proceeds of the offering of the DECS. All matters relating to the administration of the Contracts will be the responsibility of either the Trust's Administrator or Custodian.



     Although it is the Sellers' current intention to deliver shares of Class B Stock at the Exchange Date, each Seller may, at its option, deliver cash in lieu of delivering all, but not less than all, of the shares of Class B Stock otherwise deliverable by it on the Exchange Date (the "Cash Delivery Option"), except where such delivery would violate applicable state law. The amount of cash deliverable by a Seller upon the exercise of the Cash Delivery Option will be equal to the product of the number of shares of Class B Stock otherwise deliverable by such Seller on the Exchange Date multiplied by the Exchange Price. On or prior to the 25th Business Day prior to the Exchange Date, each of the Sellers will be obligated to notify the Trust concerning its exercise of the Cash Delivery Option, and the Trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether the Holders of DECS will receive shares of Class B Stock, cash or a combination thereof and, if a combination of Class B Stock and cash, the relative proportion of each.



     Dilution Adjustments; Adjustment Events. The Exchange Rate is subject to adjustment if the Company shall (i) pay a stock dividend or make a distribution, in either case, with respect to Class B Stock in shares of such stock, (ii) subdivide or split its outstanding shares of Class B Stock into a greater number of shares, (iii) combine its outstanding shares of Class B Stock into a smaller number of shares, (iv) issue by reclassification (other than a reclassification pursuant to clause (ii), (iii), (iv) or (v) of the definition of Adjustment Event below) of its shares of Class B Stock any other equity securities of the Company or (v) issue rights or warrants (other than rights to purchase Class B Stock pursuant to a plan for the reinvestment of dividends or interest) to all holders of Class B Stock entitling them to subscribe for or purchase shares of Class B Stock at a price per share less than the Market Price (as defined below) of the Class B Stock on the Business Day next following the record date for the determination of holders of Class B Stock entitled to receive such rights or warrants.



     In the case of the events referred to in clauses (i), (ii), (iii) and (iv) above, the Exchange Rate shall be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that the Trust will be entitled to receive at the Exchange Date, with respect to each Contract, the number of shares of Class B Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of other equity securities of the Company issued pursuant thereto) which it would have owned or been entitled to receive immediately following such event had the Exchange Date occurred immediately prior to such event or any record date with respect thereto. In the case of the event referred to in clause (v) above, the

Exchange Rate shall be adjusted by multiplying each of the Share Components of the Exchange Rate in effect on the record date for the issuance of the rights or warrants referred to in clause (v) above, by a fraction, of which the numerator shall be (A) the number of shares of Class B Stock outstanding on the record date for the issuance of such rights or warrants plus (B) the number of additional shares of Class B Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be (x) the number of shares of Class B Stock outstanding on the record date for the issuance of such rights or warrants plus (y) the number specified in clause (B) above multiplied by the quotient of the exercise price of such rights or warrants divided by the Market Price of the Class B Stock on the Business Day next following the record date for the determination of holders of Class B Stock entitled to receive such rights or warrants. To the extent that such rights or warrants expire prior to the Exchange Date of the DECS and shares of Class B Stock are not delivered pursuant to such rights or warrants prior to such expiration, the Exchange Rate shall be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Class B Stock actually delivered pursuant to such rights or warrants. For purposes of this paragraph, dividends will be deemed to be paid as of the record date for such dividend. "Market Price" means, as of any date of determination, the average Closing Price per share of Class B Stock on the 20 Trading Days immediately prior to (but not including) the date of determination; provided, however, that if there are not 20 Trading Days for the Class B Stock occurring later than the 60th calendar day immediately prior to, but not including, such date, the Market Price shall be determined as the market value per share of Class B Stock as of such date as determined by a nationally recognized investment banking firm retained for such purpose by the Administrator. All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a share of Class B Stock (or, if there is not a nearest 1/10,000th of a share, to the next higher 1/10,000th of a share). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to clauses (i), (ii), (iii), (iv) or (v) above, an adjustment will also be made to the Exchange Price as such term is used throughout the definition of Exchange Rate. The required adjustment to the Exchange Price shall be made at the Exchange Date by multiplying the Exchange Price by the cumulative number or fraction determined pursuant to the Exchange Rate adjustment procedure described above. In the case of the reclassification of any shares of Class B Stock in to any equity securities of the Company other than the Class B Stock, such equity securities shall be deemed shares of Class B Stock for all purposes. Each such adjustment to the Exchange Rate and the Exchange Price shall be made successively.



     In the event of (i) any dividend or distribution by the Company to all holders of Class B Stock of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (i) of the first paragraph under the caption "-- Dilution Adjustments; Adjustment Events," any equity securities issued pursuant to a reclassification referred to in clause
(iv) of such paragraph and any Ordinary Cash Dividends (as defined below)) or any issuance by the Company to all holders of Class B Stock of rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in clause (v) of the first paragraph under the caption "-- Dilution Adjustments; Adjustment Events"), (ii) any consolidation or merger of the Company with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Class B Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (iii) any sale, transfer, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, (iv) any statutory exchange of securities of the Company with another corporation (other than in connection with a merger or acquisition) or (v) any liquidation, dissolution or winding up of the Company (any such event, an "Adjustment Event"), each Seller will be obligated to deliver at the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (i) above) in addition to, shares of Class B Stock as described above, cash in an amount equal to (A) if the Exchange Price is greater than the Threshold
Appreciation Price,      multiplied by the Transaction Value (as defined below),
(B) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than the Initial Price, the product of (x) the Initial Price divided by the

Exchange Price multiplied by (y) the Transaction Value and (C) if the Exchange Price is less than or equal to the Initial Price, the Transaction Value. Following an Adjustment Event, the Exchange Price, as such term is used in this paragraph and throughout the definition of Exchange Rate, shall be deemed to equal (A) if shares of Class B Stock are outstanding at the Exchange Date, the Exchange Price of the Class B Stock, as adjusted pursuant to the method set forth in the preceding paragraph, otherwise zero, plus (B) the Transaction Value.



     Notwithstanding the foregoing, with respect to any securities received by holders of Class B Stock in an Adjustment Event that (A) are (i) listed on a United States national securities exchange, (ii) reported on a United States national securities system subject to last sale reporting, (iii) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization or (iv) for which bid and ask prices are available from at least three nationally recognized investment banking firms and (B) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Exchange Date of the DECS ("Reported Securities"), each Seller is obligated, in lieu of delivering cash in respect of such Reported Securities received in an Adjustment Event, to deliver a number of such Reported Securities with a value equal to all cash amounts that would otherwise be deliverable in respect of Reported Securities received in such Adjustment Event, as determined in accordance with clause (ii) of the definition of Transaction Value, unless such Seller has made an election to exercise the Cash Delivery Option or such Reported Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto. If a Seller delivers any Reported Securities, upon distribution thereof by the Trust to Holders of DECS, each Holder of a DECS will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, then (x) the Sellers shall not deliver such Reported Security but instead shall deliver an equivalent amount of cash and (y) notwithstanding clause (ii) of the definition of Transaction Value, the Transaction Value of such Reported Security shall mean the fair market value of such Reported Security on the date such security ceases to qualify as a Reported Security, as determined by a nationally recognized investment banking firm retained for this purpose by the Administrator.



     Because each DECS represents a Holder's right to receive a pro rata portion of the Class B Stock or other assets delivered by the Sellers pursuant to the Contracts, the amount of cash and/or the kind and number of securities which the Holders of DECS are entitled to receive after an Adjustment Event shall be subject to adjustment following the date of such Adjustment Event in the same manner and upon the occurrence of the same type of events as described under this caption "-- Dilution Adjustments; Adjustment Events" with respect to Class B Stock and the Company.



     For purposes of the foregoing, the term "Ordinary Cash Dividend" means, with respect to any consecutive 365 day period, any dividend with respect to Class B Stock paid in cash to the extent that the amount of such dividend, together with the aggregate amount of all other dividends on the Class B Stock paid in cash during such 365 day period, does not exceed on a per share basis 10% of the average of the Closing Prices of the Class B Stock over such 365 day period.



     The term "Transaction Value" means (i) for any cash received in any Adjustment Event, the amount of cash received per share of Class B Stock, (ii) for any Reported Securities received in any Adjustment Event, an amount equal to
(x) the average Closing Price per security of such Reported Securities on the 20 Trading Days immediately prior to (but not including) the Exchange Date multiplied by (y) the number of such Reported Securities (as adjusted pursuant to the second preceding paragraph) received per share of Class B Stock and (iii) for any property received in any Adjustment Event other than cash or such Reported Securities, an amount equal to the fair market value of the property received per share of Class B Stock on the date such property is received, as determined by a nationally recognized investment banking firm retained for this purpose by the Administrator; provided, however, that in the case of clause
(ii), (x) with respect to securities that are Reported Securities by virtue of only clause (iv) of the definition of Reported Securities above, Transaction Value with respect to any such Reported Security means the average of the mid-point of the last bid and ask prices for such Reported Security as of the Exchange Date from each of at least three nationally recognized investment banking firms retained for such purpose by the Administrator multiplied by the number of such Reported Securities (as adjusted pursuant to the method set forth in the third preceding paragraph) received per share of Class B Stock and
(y) with respect to all other Reported Securities, if there are not 20 Trading Days for any particular Reported Security occurring after the 60th calendar day immediately prior to, but not including, the Exchange Date, Transaction Value with respect to such Reported Security means the market value per security of such Reported Security as of the Exchange Date as determined by a nationally recognized investment banking firm retained for such purpose by the Administrator multiplied by the number of such Reported Securities (as adjusted pursuant to the method set forth in the third preceding paragraph) received per share of Class B Stock. For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in an Adjustment Event shall be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.



     No adjustments will be made for certain other events, such as offerings of Class B Stock or Class A Stock by the Company for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Class B Stock or Class A Stock by any of the Mark Hughes Entities.


     Each Seller is required under its Contract to notify the Trust promptly upon becoming aware that an event that requires an adjustment to the Exchange Rate or an Adjustment Event is pending or has occurred. The Trust is required, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate or the occurrence of an Adjustment Event (or, in either case, if the Trust is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to each Holder of DECS of the occurrence of such event including a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate or change in the consideration to be received by Holders of DECS following the Adjustment Event was determined and setting forth the revised Exchange Rate or consideration, as the case may be; provided, however, that, in respect of any adjustment to the Exchange Price, such notice will only disclose the factor by which the Exchange Price is to be multiplied in order to determine which clause of the Exchange Rate definition will apply at the Exchange Date.


     Collateral Requirements of the Contracts; Acceleration. Each Seller's obligations under its Contract will be secured by a security interest in one share of Class B Stock for each share of Class B Stock subject to such Contract (subject to adjustment in accordance with the dilution provisions of such Contract), pursuant to a Collateral Agreement among such Seller, each Mark Hughes Control Entity, the Trust and The Bank of New York, as collateral agent (the "Collateral Agent"). Unless a Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for the pledged shares of Class B Stock collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral for shares of Class B Stock will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price of the Class B Stock at the time of each valuation times the number of shares of Class B Stock for which such obligations are being substituted. Each Collateral Agreement will provide that, in the event of an Adjustment Event, the relevant Seller will pledge as alternative collateral any Reported Securities, plus cash in an amount at least equal to the Transaction Value of any consideration other than Reported Securities, received by it in respect of the maximum number of shares of Class B Stock subject to such Seller's Contract at the time of the Adjustment Event. The number of Reported Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contracts shall occur. Each Seller will be permitted to substitute U.S. Government obligations for Reported Securities or cash pledged after any Adjustment Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of:
(A) in the case of obligations substituted for pledged Reported Securities, not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price per security of Reported Securities at the time of each valuation times the number of Reported Securities for which such obligations are being substituted; and

(B) in the case of obligations substituted for pledged cash, not less than 105% of the amount of cash for which such obligations are being substituted. The Collateral Agent will promptly pay over to each Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the relevant Seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the relevant Seller would cause the collateral to become insufficient under the Collateral Agreement.


     If the Collateral Agent shall determine (an "Insufficiency Determination") that U.S. Government obligations pledged by any Seller as substitute collateral fail to meet the foregoing requirements at any valuation, or that such Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Class B Stock or Reported Securities subject to such Contract, and such failure shall not be cured by the close of business on the next business day after such determination, then, unless a Collateral Event of Default (as defined below) under such Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of shares of Class B Stock or Reported Securities, in an amount sufficient to cause the collateral to meet the requirements under such Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under such Collateral Agreement shall have occurred and be continuing.



     The occurrence of a Collateral Event of Default (as defined below) under any Collateral Agreement, or the bankruptcy or insolvency of any Seller (or of any Mark Hughes Entity), will cause an automatic acceleration of each Seller's obligations under its Contract. A "Collateral Event of Default" under any Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Class B Stock subject to the relevant Seller's Contract at such time (or, if an Adjustment Event shall have occurred at or prior to such time, failure of the collateral to include the amount of cash and the maximum number of any Reported Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Class B Stock (or Reported Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price of the Class B Stock (or the then-current market price per security of Reported Securities, as the case may be) times the difference between (x) the maximum number of shares of Class B Stock (or Reported Securities) subject to the relevant Seller's Contract at such time and (y) the number of shares of Class B Stock (or Reported Securities) pledged as collateral at such time; and (C) if any U.S. Government obligations shall be pledged as substitute collateral for any cash at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of such cash, if such failure shall not be cured within one Business Day after notice thereof is delivered to the relevant Seller.



     Except as described below, upon acceleration of any Seller's Contract, the Collateral Agent will to the extent permitted by law distribute to the Trust for distribution pro rata to the Holders, with respect to such Seller's Contract, the maximum number of shares of Class B Stock subject to such Contract, in the form of the shares of Class B Stock then pledged by that Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by that Seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by shares of Class B Stock (or, after an Adjustment Event, cash or Reported Securities) sufficient to meet the obligations under any Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders, with respect to such Contract, the market value of the shares of Class B Stock required to be delivered thereunder, in the form of any shares of Class B Stock then pledged by the relevant Seller plus cash generated from the liquidation of U.S. Government obligations then pledged by such Seller (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Reported Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged).

     If upon acceleration of a Seller's Contract, such Seller (or any Mark Hughes Entity) is subject to a Bankruptcy Code or similar proceeding, the Collateral Agent will to the extent permitted by law distribute to the Trust for distribution pro rata to the Holders, with respect to such Seller's Contract, a number of shares of Class B Stock, in the form of the shares of Class B Stock then pledged by that Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by that Seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof), with an aggregate value equal to such Seller's "Acceleration Value." The Acceleration Value will be determined by the Administrator on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement that would have the effect of preserving the Trust's rights to receive the number of shares of Class B Stock (or, after an Adjustment Event, Reported Securities, cash or a combination thereof) subject to such Seller's Contract on the Exchange Date. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. If no quotations are provided, the Acceleration Value will be the aggregate value of the number of shares of Class B Stock (or, after an Adjustment Event, Reported Securities, cash or a combination thereof) that would be required to be delivered under such Seller's Contract on the date of acceleration if the Exchange Date were redefined to be the date of acceleration.



     Description of Sellers. Each of the Sellers is a Delaware limited liability company. Two other Delaware limited liability companies controlled by the Mark Hughes Family Trust own all of the interests in each of the Sellers. The Mark Hughes Family Trust is controlled by Mark Hughes (the Company's principal stockholder, Chairman of the Board, Chief Executive Officer and President),as trustee. Each of the two intermediate Delaware limited liability companies that own all of the interests in the Sellers, the Mark Hughes Family Trust and Mark Hughes are collectively referred to herein as the "Mark Hughes Control Entities," and each of the Mark Hughes Control Entities and the Sellers are collectively referred to herein as the "Mark Hughes Entities." Specific information on the holdings of Mark Hughes is included in the prospectus of the Company attached hereto.


THE TREASURY SECURITIES


     The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with such face amounts and maturities as will provide
Holders with a quarterly distribution of $          per DECS on each
Distribution Date during the term of the Trust. Up to      % of the Trust's
total assets may be invested in these Treasury Securities. If any Contract is accelerated, a proportionate amount of the Treasury Securities of each maturity then held in the Trust will be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with proceeds from the acceleration of such Contract. See "--The Contracts -- Collateral Requirements of the Contracts; Acceleration" above and "-- Trust Termination" below.


TEMPORARY INVESTMENTS

     For cash management purposes, the Trust may invest the proceeds of the Treasury Securities held by the Trust and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next following Distribution Date.

TRUST TERMINATION

     The Trust will terminate automatically on or shortly after the Exchange Date or following the distribution of all Trust assets to the Holders, if earlier.


     In the event that all of the Contracts remaining in effect at any time are accelerated, then any Treasury Securities then held by the Trust will be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with all shares of Class B Stock subject to each Seller's Contract that are pledged by each Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by each Seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof) or in certain cases, the Acceleration Value of a Seller's Contract, and the term of the Trust will expire. See "-- The Contracts -- Collateral Requirements of the Contracts; Acceleration" above.



DELIVERY OF CLASS B STOCK AND REPORTED SECURITIES; NO FRACTIONAL SHARES OF CLASS B STOCK OR REPORTED SECURITIES



     Class B Stock and Reported Securities delivered under the Contracts at the Exchange Date are expected to be distributed by the Trust to the Holders pro rata shortly after the Exchange Date, except that no fractional shares of Class B Stock or Reported Securities will be distributed. If more than one DECS shall be surrendered at one time by the same Holder, the number of full shares of Class B Stock or Reported Securities which shall be delivered upon termination of the Trust, in whole or in part, as the case may be, shall be computed on the basis of the aggregate number of DECS so surrendered at the Exchange Date. In lieu of delivering any fractional share or security, the Trust will sell a number of shares or securities equal to the total of all fractional shares or securities that would otherwise be delivered to Holders of all DECS, and each such Holder will be entitled to receive an amount in cash equal to the pro rata portion of the proceeds of such sale (which may be at a price lower than the Exchange Price).


                            INVESTMENT RESTRICTIONS


     The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than the Treasury Securities, the Contracts and the Class B Stock or other assets received pursuant to the Contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the DECS; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that (except for a partial liquidation of Treasury Securities following acceleration of any Contract as described above under "Investment Objectives and Policies -- The Treasury Securities") the Treasury Securities may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.


                         RISK FACTORS RELATING TO DECS

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT


     The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust, except for a partial liquidation of Treasury Securities following acceleration of any Contract. As a result, the Trust will continue to hold the Contracts despite any significant decline in the market price of the Class B Stock or adverse changes in the financial condition of the Company (or, after an Adjustment Event, comparable developments affecting any Reported Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.



RELATIONSHIP TO CLASS B STOCK; LIMITATIONS ON OPPORTUNITY FOR EQUITY APPRECIATION; POTENTIAL LOSSES



     The yield on the DECS is higher than the current dividend yield on the Class B Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Class B Stock over the term of the Trust.



     The Amount Receivable at the Exchange Date is not fixed, but is based on the market price of the Class B Stock as reflected in the Exchange Rate. There can be no assurance that the Amount Receivable at the Exchange Date will be equal to or greater than the Initial Price of the DECS. If the Exchange Price is less than the Initial Price, the Amount Receivable at the Exchange Date will generally be less than the amount paid for the DECS, in which case an investment in DECS will result in a loss and, if the Company became insolvent or bankrupt, could result in a total loss. Holders of the DECS, therefore, bear the full risk of a decline in the value of the Class B Stock prior to the Exchange Date.



     In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Class B Stock because the Amount Receivable at the Exchange Date will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents an
appreciation of      % over the Initial Price) and because Holders will be
entitled to receive at the Exchange Date only      % of any appreciation of the
value of the Class B Stock in excess of the Threshold Appreciation Price. See "Investment Objectives and Policies -- Trust Assets" for an illustration of the Amount Receivable at the Exchange Date that a DECS Holder would receive at various Exchange Prices. Because the market price of the Class B Stock is subject to market fluctuations, the Amount Receivable at the Exchange Date may be more or less than the Initial Price of the DECS. Additionally, because the Exchange Price is generally determined based on a 20 Trading Day average, the value of a share of Class B Stock distributed on the Exchange Date may be less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.



     The market price of the DECS at any time will be affected primarily by changes in the price of Class B Stock. It is impossible to predict whether the price of the Class B Stock will rise or fall. Trading prices of Class B Stock will be influenced by the Company's operational results and by complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchange or quotation system on which Class B Stock is traded or listed and the market segment of which the Company is a part. See the prospectus relating to the Company and to the Class B Stock attached hereto. Trading prices of the Class B Stock also may be influenced if any of the Mark Hughes Entities or another principal shareholder of the Company hereafter issues securities with terms similar to those of the DECS or otherwise transfers shares of the Class B Stock or of the Class A Stock. As of February 23, 1998, Mark Hughes beneficially owned 5,666,932 shares of Class A Stock and 11,333,866 shares of Class B Stock (which amounts include 183,333 shares of Class A Stock and 366,666 shares of Class B Stock held by a charitable foundation of which Mark Hughes is a director but with respect to which Mark Hughes has no pecuniary interest), of which 5,750,000 shares of Class B Stock (assuming the Underwriters' over-allotment option is exercised in full) may be delivered by the Sellers to the Trust at the Exchange Date.


IMPACT OF THE DECS ON THE MARKET FOR THE COMMON STOCK


     It is not possible to predict accurately how or whether the DECS will trade in the secondary market or whether such market will be liquid. Any market that develops for the DECS is likely to influence and be influenced by the market for the Class A Stock and the Class B Stock. For example, the price of the Class A Stock and/or Class B Stock could become more volatile and could be depressed by investors' anticipation of the potential distribution into the market of substantial additional amounts of Class B Stock at the termination of the Trust, by possible sales of the Class A Stock or Class B Stock by investors who view the DECS as a more attractive means of equity participation in the Company and by hedging or arbitrage trading activity that may develop involving the DECS and the Class B Stock.


DILUTION ADJUSTMENTS; STOCKHOLDER RIGHTS


     The number of shares of Class B Stock that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objectives and Policies -- The Contracts -- Dilution Adjustments; Adjustment Events." Such number of shares to be received by Holders may not be adjusted for other events, such as offerings of Class B Stock or Class A Stock for cash or in connection with acquisitions, that may adversely affect the price of the Class B Stock and, because of the relationship of the number of shares of Class B Stock to be received pursuant to the Contracts to the price of the Class B Stock, such other events may adversely affect the trading price of the DECS. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Class B Stock or Class A Stock in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Class B Stock by Holders upon a distribution thereof by the Trust, Holders will not be entitled to any rights with respect to the Class B Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).


NO OBLIGATION ON THE PART OF THE COMPANY WITH RESPECT TO THE DECS OR THE
CONTRACTS

     The Company has no obligations with respect to the DECS, the Contracts or the Amount Receivable at the Exchange Date, including any obligation to take the needs of the Trust or of Holders of the DECS into consideration for any reason. The Company will not receive any of the proceeds of the offering of the DECS made hereby and is not responsible for, and has not participated in, the determination of the time of sale of, quantities of or prices for the DECS to be issued or the determination or calculation of the Amount Receivable at the Exchange Date. The Company is not involved with the administration or trading of the DECS.

TRADING VALUE; LISTING


     The DECS are innovative securities and have no trading history, and it is not possible to predict how they will trade in the secondary market. The trading price of the DECS may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Class B Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Class B Stock is traded or listed and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.



     Each Underwriter currently intends, but is not obligated, to make a market in the DECS and any such market-making may be discontinued at any time in the sole discretion of such Underwriter without notice. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders of the DECS with liquidity of investment or that it will continue for the life of the DECS.



     Application has been made to quote the DECS on the Nasdaq National Market System. There is no guarantee that such application will be approved. Assuming the acceptance of such application, there can be no assurance that the DECS will not later be delisted or that trading in the DECS on the Nasdaq National Market System will not be suspended. In the event of a delisting or suspension of trading on such trading market, the Trust will apply for listing of the DECS on another national securities exchange or for quotation on another trading market. If the DECS are not listed or traded on any securities exchange or trading market, or if trading of the DECS is suspended, pricing information for the DECS may be more difficult to obtain, and the price and liquidity of the DECS may be adversely affected.


NET ASSET VALUE

     The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the DECS will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the Trust.

NON-DIVERSIFIED STATUS

     The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Because the only securities held or received by the Trust will be the Treasury Securities and the Contracts or other assets subject to the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

UNCERTAINTY OF FEDERAL INCOME TAX CONSEQUENCES

     No statutory, judicial or administrative authority directly addresses the characterization of the DECS or instruments similar to the DECS for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the DECS are not certain. No ruling is being requested from the Internal Revenue Service with respect to the DECS and no assurance can be given that the Internal Revenue Service will agree with the conclusions expressed under "Certain United States Federal Income Tax Considerations."

RISK FACTORS RELATING TO THE COMPANY

     Investors in the DECS should carefully consider the information in the prospectus of the Company attached hereto, including the information contained therein under "Risk Factors."


RISK RELATING TO BANKRUPTCY OF THE MARK HUGHES ENTITIES



     The Trust believes that the Contracts constitute "securities contracts" for purposes of the Bankruptcy Code, liquidation of which would not be subject to the automatic stay provisions of the Bankruptcy Code in the event of the bankruptcy of a Seller (or of any Mark Hughes Entity). It is, however, possible that the Contracts will be determined not to qualify as "securities contracts" for this purpose, in which case a Seller's (or any Mark Hughes Entity's) bankruptcy may cause a delay in settlement of such Seller's Contract, or otherwise subject such Contract to bankruptcy proceedings, which could adversely affect the timing of settlement and could impair the Trust's ability to distribute the Class B Stock or other assets subject to such Contract and the related Collateral Agreement to the Holders on a timely basis and, as a result, could adversely affect the amount received by the Holders in respect of the DECS and/or the timing of such receipt. It is also possible, even if the Contracts are "securities contracts", that a Bankruptcy court could exercise its equitable powers to stay the Trust's exercise of its remedies, which could similarly adversely affect the amount received by the Holders in respect of the DECS and/or the timing of such receipt.


                                NET ASSET VALUE

     The net asset value of the portfolio will be calculated by the Administrator no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of DECS outstanding. The Trust's net asset value will be published semi-annually as part of the Trust's semi-annual report to Holders and at such other times as the Trustees may determine. The Treasury Securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. The Contracts will be valued at the mean of the bid prices received by the Trust from at least three independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the Contracts and with terms comparable thereto. In the event that the Trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the Contracts shall be valued at the median of bid prices received from two such broker-dealer firms. In the event that the Trust (acting through the Administrator) is unable to obtain a valuation for the Contracts that it believes to be reasonable through the above method, valuation shall be established at a level deemed to be fair and reflective of the market value for the Contracts based on all appropriate factors relevant to the value of the Contracts as set forth in pricing guidelines adopted by the Trustees.

                            DESCRIPTION OF THE DECS

     Each DECS represents an equal proportional interest in the Trust. Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. DECS have no preemptive, redemption or conversion rights. The DECS, when issued and outstanding, will be fully paid and nonassessable. The only securities that the Trust is authorized to issue are the DECS offered hereby and those sold to the initial Holder referred to below. See "Underwriting."

     Holders are entitled to one vote for each DECS held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Smith Barney as the initial Holder of the Trust. The Trust intends to hold annual meetings as required by the rules of the NYSE. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Declaration of Trust. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding DECS, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the record Holders of 10% of the DECS or to vote on other matters upon the written request of the record Holders of 51% of the DECS (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the Holders in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The Trust will also assist in communications with other Holders as required by the Investment Company Act.

BOOK-ENTRY SYSTEM

     The DECS will be issued in the form of one or more global securities (the "Global Securities") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.


     The Depositary has advised the Trust and the Underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.



     Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective DECS represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriters. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.


     So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the DECS. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the DECS registered in their names and will not receive or be entitled to receive physical delivery of the DECS in definitive form and will not be considered the owners or holders thereof.


     Shares of Class B Stock or other assets deliverable in respect of, and any quarterly distributions on, DECS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Paying Agent, the Administrator or the Custodian for the DECS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


     The Trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.


     A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Trust within 90 days, the Trust will issue DECS in definitive registered form in exchange for the Global Security representing such DECS. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of DECS represented by such Global Security equal in number to that represented by such beneficial interest and to have such DECS registered in its name.


                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

     The Trust will be internally managed by three Trustees, none of whom is an "interested person" of the Trust as defined in the Investment Company Act, and will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust, except for a partial liquidation of Treasury Securities following acceleration of any Contract.

     The names of the persons who will be elected by Smith Barney, the initial Holder of the Trust, to serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.


                                                                PRINCIPAL OCCUPATION
         NAME, AGE AND ADDRESS                  TITLE          DURING PAST FIVE YEARS
         ---------------------                  -----          -----------------------
Donald J. Puglisi, 52..................    Managing Trustee    Professor of Finance
  Department of Finance                                        University of Delaware
  University of Delaware
  Newark, DE 19716
William R. Latham III, 53..............    Trustee             Professor of Economics
  Department of Economics                                      University of Delaware
  University of Delaware
  Newark, DE 19716
James B. O'Neill, 58...................    Trustee             Professor of Economics
  Center for Economic Education                                University of Delaware
  & Entrepreneurship
  University of Delaware
  Newark, DE 19716



     Each Trustee who is not a director, officer or employee of either Underwriter or the Administrator, or of any affiliate thereof, will be paid by Smith Barney (which will be reimbursed by the Mark Hughes Entities), in respect of its annual fee and anticipated out-of-pocket expenses, a one-time, up-front
fee of $          . The Trust's Managing Trustee will also receive an additional
up-front fee of $          for serving in that capacity. The Trustees will not
receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.


ADMINISTRATOR

     The day-to-day affairs of the Trust will be managed by The Bank of New York, as Trust Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for and pay, or cause to be paid, all expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on DECS as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of DECS. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contracts, or the settlement of the Contracts at the Exchange Date, and upon termination of the Trust).

     The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

     Except for its roles as Administrator, custodian, paying agent, registrar and transfer agent of the Trust, and except for its role as Collateral Agent under the Collateral Agreements, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.

     The address of the Administrator is 101 Barclay Street, New York, New York 10286.

CUSTODIAN

     The Trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Collateral Agreement and will hold a perfected security interest in the Class B Stock and U.S. Government obligations or other assets consistent with the terms of the Contracts.


PAYING AGENT

     The transfer agent, registrar and paying agent (the "Paying Agent") for the DECS is The Bank of New York pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION


     The Trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Smith Barney has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Smith Barney will in turn be reimbursed by the Mark Hughes Entities for all such reimbursements paid by it.


DISTRIBUTIONS


     The Trust intends to distribute to Holders on a quarterly basis the proceeds of the Treasury Securities held by the Trust. The first distribution, reflecting the Trust's operations from the date of the offering, will be made on
, 1998 to Holders of record as of                     , 1998. Thereafter,
distributions will be made on                     ,                     , and
                    or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to Holders of record as of each
                    ,                     , and                     ,
respectively. A portion of each such distribution should be treated as a tax-free return of the Holder's investment. See "Investment Objective and Policies -- Trust Assets" and "Certain United States Federal Income Tax Considerations." If any Contract is accelerated as described in "Investment Objectives and Policies -- The Contracts -- Collateral Requirements of the Contracts; Acceleration," each Holder will receive its pro rata share of the proceeds from the acceleration of such Contract and from the liquidation of a proportionate amount of the Treasury Securities then held in the Trust. Upon termination of the Trust as described in "Investment Objectives and Policies -- Trust Termination," each Holder will receive its pro rata share of any remaining net assets of the Trust.


     The Trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES


     At the closing of this offering Smith Barney will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, DECS certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the DECS for sale in the various states. The aggregate of the one-time, up-front payments described above will be in the amount of
$          . Smith Barney will also pay estimated organization costs of the
Trust in the amount of $          and estimated costs of the Trust in connection
with the initial registration and public offering of the DECS in the amount of

$          at the closing of the offering. Smith Barney will be reimbursed by the Mark Hughes Entities for such payments.



     The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by Smith Barney or, in the event of its failure to pay such amounts, the Mark Hughes Entities, or, in the event of the failure of either Smith Barney or the Mark Hughes Entities to pay such amounts, the Trust. Smith Barney will be reimbursed by the Mark Hughes Entities for all expenses of the Trust paid by it.


            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the principal U.S. federal income tax consequences that may be relevant to a holder of a DECS that is a citizen or resident of the United States, a corporation, partnership or other entity created or organized under the laws of the United States, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if (i) a U.S. court is able to exercise primary supervision over the trust's administration and (ii) one or more United States persons have the authority to control all of the trust's substantial decisions (a "U.S. person") or a holder that is otherwise subject to U.S. federal income taxation on a net income basis in respect of a DECS (such a holder and any U.S. person, a "U.S. Holder"). The discussion below is based on the advice of Cleary, Gottlieb, Steen & Hamilton.


     This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change. Except to the extent discussed below under "Non-United States Persons," this summary deals only with U.S. Holders that will hold DECS as capital assets. This summary deals only with initial Holders and does not address tax considerations applicable to investors that may be subject to special tax rules, such as banks, insurance companies, dealers in securities, persons that will hold DECS as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of a DECS and one or more other investments, or persons that have a functional currency other than the U.S. dollar. It does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the DECS or to the Holders thereof. It also does not discuss the tax consequences of the ownership of the Class B Stock or Reported Securities. Prospective purchasers of DECS are urged to review the discussion under "Taxation' in the accompanying prospectus of the Company concerning the federal income tax consequences of an investment in the Class B Stock. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS IN DETERMINING THE TAX CONSEQUENCES TO THEM OF HOLDING DECS, INCLUDING THE APPLICATION TO THEIR PARTICULAR SITUATION OF THE U.S. FEDERAL INCOME TAX CONSIDERATIONS DISCUSSED BELOW, AS WELL AS THE APPLICATION OF STATE, LOCAL OR OTHER TAX LAWS.


     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. The Trust intends to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a trust that holds zero-coupon U.S. Treasury securities and Contracts, and to report Holders' income to the Internal Revenue Service in accordance with this treatment. Under this approach, the tax consequences of holding a DECS will be as described below. However, prospective investors in the DECS should be aware that the Internal Revenue Service might take a different view as to the proper characterization of the DECS and of the tax consequences to a Holder.

TAX STATUS OF THE TRUST

     The Trust will be taxable as a grantor trust owned solely by the present and future holders of DECS for federal income tax purposes, and income received by the Trust will be treated as income of the Holders in the manner set forth below.

TAX CONSEQUENCES TO UNITED STATES HOLDERS

     Tax Basis of the Treasury Securities and the Contracts. Each Holder will be considered the owner of its pro rata portion of the Treasury Securities and the Contracts in the Trust. The cost to the Holder of its DECS will be allocated among the Holder's pro rata portion of the Treasury Securities and the Contracts (in proportion to the fair market values thereof on the date on which the Holder acquires its DECS) in order to determine the Holder's tax bases. It is currently anticipated that % and % of the net proceeds of the offering will be used by the Trust to purchase the Treasury Securities and as payments under the Contracts, respectively.

     Recognition of Original Issue Discount on the Treasury Securities. The Treasury Securities in the Trust will consist of zero-coupon U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each Treasury Security in the Trust as a bond that was originally issued on the date the Holder purchased its DECS and at an original issue discount equal to the excess of the Holder's pro rata portion of the amounts payable on such Treasury Security over the Holder's tax basis therefor as discussed above. The Holder (whether on the cash or accrual method of tax accounting) is required to include original issue discount (other than original issue discount on short-term Treasury Securities as described below) in income for federal income tax purposes as it accrues, in accordance with a constant yield method, prior to the receipt of cash attributable to such income. Because it is expected that more than 20% of the Holders will be accrual basis taxpayers, original issue discount on any short-term Treasury Security (i.e., any Treasury Security with a maturity of one year or less from the date it is purchased) held by the Trust will also be required to be included in income by the Holders as it is accrued. Unless a Holder elects to accrue the original issue discount on a short-term Treasury Security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis. The Holder's tax basis in a Treasury Security will be increased by the amount of any original issue discount included in income by the Holder with respect to such Treasury Security.


     Treatment of the Contracts. Each Holder will be treated as having entered into a pro rata portion of the Contracts and, at the Exchange Date, as having received a pro rata portion of the Class B Stock (or cash, Reported Securities or combination thereof) delivered to the Trust. Under existing law, a Holder will not recognize income, gain or loss upon entry into the Contracts. A Holder should not be required under existing law to include in income additional amounts over the term of the Contracts.



     The Internal Revenue Service may contend that a DECS should be characterized for federal income tax purposes in a manner different from the approach described above. For example, the Internal Revenue Service might assert that the Contracts should be treated as contingent debt obligations of the Sellers that are subject to Treasury regulations promulgated in June 1996 governing contingent payment debt instruments. If the Internal Revenue Service were to prevail in making such an assertion, original issue discount would accrue with respect to each Contract at a "comparable yield' for the Seller under that Contract, determined at the time the Contract is entered into. A Holder's pro rata portion of original issue discount in respect of the Contracts and original issue discount in respect of the Treasury Securities might exceed the aggregate amount of the quarterly cash distributions to a Holder. In addition, under this treatment, a Holder would be required to treat any gain realized on the sale, exchange or redemption of the DECS as ordinary income to the extent that such gain is allocable to the Contracts. Any loss realized on such sale, exchange or redemption that is allocable to the Contracts would be treated as an ordinary loss to the extent of the Holder's original issue discount inclusions with respect to the Contracts, and as capital loss to the extent of loss in excess of such inclusions. It is also possible that the Internal Revenue Service could take the view that a Holder should include in income the amount of cash actually received each year in respect of the DECS, or that the DECS as a whole constitute a contingent payment debt instrument subject to the rules described above.


     Sale of the DECS. Upon a sale of all or some of a Holder's DECS, a Holder will be treated as having sold its pro rata portion of the Treasury Securities and Contracts underlying the DECS. The selling Holder will recognize gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portion of the Treasury Securities and the Contracts. Any gain or loss will be long-term capital gain or loss if the Holder has held the DECS for more than one year. The distinction between capital gain or loss and ordinary income or loss is important for purposes of the limitations on a Holder's ability to offset capital losses against ordinary income. In addition, certain individuals are subject to taxation at a reduced rate on long-term capital gains. The Taxpayer Relief Act of 1997 further reduces tax rates on capital gains recognized by individuals in respect of assets held for more than 18 months. Holders are advised to consult their own tax advisers as to the consequences of the Taxpayer Relief Act of 1997 in their particular circumstances.


     Distribution of the Class B Stock. The delivery of Class B Stock to the Trust pursuant to the Contracts will not be taxable to the Holders. The distribution of Class B Stock upon the termination of the Trust will not be taxable to the Holders. A Holder will have taxable gain or loss (which will be short-term capital gain or loss) upon receipt of cash in lieu of fractional shares of Class B Stock distributed upon termination of the Trust, in an amount equal to the difference between the cash received and the portion of the basis of the Contracts allocable to fractional shares (based on the relative number of fractional shares and full shares delivered to the Holder). Each Holder's aggregate basis in its shares of Class B Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any fractional shares of Class B Stock for which cash is received.


     Distribution of Cash. If a Holder receives cash upon dissolution of the Trust or as a result of a Seller's election to deliver cash under the Cash Delivery Option, a Holder will recognize capital gain or loss equal to any difference between the amount of cash received from the Sellers and the Holder's tax basis in the DECS at that time. Such gain or loss generally will be long-term capital gain or loss if the Holder has held the DECS for more than one year at the Exchange Date.


     Distribution of Cash or Reported Securities as a Result of an Adjustment Event. If as a result of an Adjustment Event, cash, Reported Securities, or a combination of cash and Reported Securities is delivered pursuant to the Contracts, a Holder will have taxable gain or loss upon receipt equal to the difference between the amount of cash received, including cash received in lieu of fractional Reported Securities, and its basis in its pro rata portion of the Contracts allocable to any shares of Class B Stock for which such cash or fractional Reported Securities were received. Any gain or loss will be capital gain or loss, and if the Holder has held the DECS for more than one year, such gain or loss will be long-term capital gain or loss. A Holder's basis in any Reported Securities received will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any shares of Class B Stock for which cash or fractional Reported Securities were received. See "Investment Objectives and Policies -- The Contracts."


     Fees and Expenses of the Trust. A Holder's pro rata portion of the expenses in connection with the organization of the Trust, underwriting discounts and commissions and other offering expenses should be includable in the cost to the Holder of the DECS. However, there can be no assurance that the Internal Revenue Service will not take a contrary view. If the Internal Revenue Service were to prevail in treating such expenses as excludable from the Holder's cost of the DECS, such expenses would not be includable in the basis of the assets of the Trust and should instead be amortizable and deductible over the term of the Trust. If such expenses were treated as amortizable and deductible, an individual Holder who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the Trust only to the extent that such amortized annual expenses together with such Holder's other miscellaneous deductions exceed 2% of such Holder's adjusted gross income.


     Proposed Legislation. A bill recently introduced in Congress by a member of the House of Representatives (H.R. 3170) would treat some or all of the net long-term capital gain arising from "constructive ownership" transactions involving certain derivative financial instruments as short-term capital gain, and would impose an interest charge on such short-term capital gain. The proposed legislation would be effective with respect to gain recognized after the date the legislation is enacted into law, without regard to when the constructive ownership transaction was entered into. If enacted in its current form, the legislation would not apply to the DECS transaction (and, even if the legislation in its current form were extended to cover the DECS transaction, would have no material effect on the DECS transaction). It is not possible to predict whether legislation addressing constructive ownership transactions will be enacted, or what form any such legislation might take (including with respect to effective dates).

NON-UNITED STATES PERSONS

     In the case of a Holder of the DECS that is not a U.S. person, payments made with respect to the DECS will not be subject to U.S. withholding tax, provided that such Holder complies with applicable certification requirements (including in general the furnishing of an Internal Revenue Service Form W-8 or a substitute form). Any capital gain realized upon the sale or other disposition of the DECS by a Holder that is not a U.S. person will generally not be subject to U.S. federal income tax if (i) such gain is not effectively connected with a U.S. trade or business of such Holder and (ii) in the case of an individual, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition or the gain is not attributable to a fixed place of business maintained by such individual in the United States.

BACKUP WITHHOLDING AND INFORMATION REPORTING

     A Holder of a DECS may be subject to information reporting and to backup withholding at a rate of 31 percent of certain amounts paid to the Holder unless such Holder (a) is a corporation or comes within certain other exempt categories and, when required, provides proof of such exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Information reporting and backup withholding do not apply to payments made to a Holder of a DECS that is not a U.S. person if the beneficial owner of the DECS certifies as to its non-U.S. status or otherwise establishes an exemption, provided that the Trust or its agent does not have actual knowledge that the Holder is a U.S. person.


     Payment of the proceeds from the sale of a DECS to or through a foreign office of a broker will not be subject to information reporting or backup withholding, except that if the broker is (i) a U.S. person, (ii) a controlled foreign corporation for U.S. tax purposes, (iii) a foreign person 50 percent or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment was effectively connected with a U.S. trade or business or (iv) with respect to payments made after December 31, 1998, a foreign partnership that, at any time during its taxable year is 50% or more (by income or capital interest) owned by U.S. persons or is engaged in the conduct of U.S. trade or business, information reporting may apply to such payments. Payment of the proceeds from a sale of a DECS to or through the U.S. office of a broker is subject to information reporting and backup withholding unless the Holder or beneficial owner certifies as to its non-U.S. status or otherwise establishes an exemption from information reporting and backup withholding.


     Any amounts withheld under the backup withholding rules are not an additional tax and may be credited against the U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

                                  UNDERWRITING


     Subject to the terms and conditions set forth in the Underwriting Agreement (the "Underwriting Agreement") among the Trust, the Company, each of the Sellers, certain other parties thereto and the Underwriters named below, the Trust has agreed to sell to each of the Underwriters, and each of the Underwriters severally has agreed to purchase, the number of DECS set forth opposite its name below:



                        UNDERWRITER                           NUMBER OF DECS
                        -----------                           --------------
Smith Barney Inc. ..........................................
Prudential Securities Incorporated..........................
                                                                ----------
          Total.............................................     5,000,000
                                                                ==========



     In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, that the obligations of the Underwriters are subject to certain conditions precedent and that the Underwriters will be obligated to purchase all the DECS offered hereby if any of the DECS are purchased.



     The Underwriters propose to offer the DECS directly to the public initially at the public offering price set forth on the cover of this Prospectus and to
certain dealers at such prices less a concession not in excess of $          per
DECS. The Underwriters may allow, and such dealers may reallow, a concession not
in excess of $          per DECS to other dealers. After the initial public
offering, such public offering price and such concession and reallowance may be
changed. The sales load of $     per DECS is equal to      % of the initial
public offering price.



     The Company, its directors and executive officers, and the Mark Hughes Entities have each agreed not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 90 days, in the case of the Company and its directors and executive officers (other than the Selling Stockholder), and one year, in the case of the Mark Hughes Entities, from the date of this Prospectus without the prior written consent of Smith Barney; provided, however, that (x) Herbalife may issue, or grant options for, Common Stock pursuant to any stock plan for employees or directors, or any employee benefit plan, in effect on the date of this Prospectus, or pursuant to any stock options outstanding on the date of this Prospectus and (y) such agreements will not restrict the ability of the Mark Hughes Entities to engage in any of the transactions described in clause
(i) or (ii) above in connection with (a) the offering by the Trust of the DECS or any delivery of shares of Class B Stock pursuant to the terms of the DECS,
(b) the loaning of shares of Class B Stock pursuant to the Securities Loan Agreement (as defined below), or (c) sales by the Herbalife Family Foundation, a charitable trust of which Mark Hughes is a director but with respect to which Mark Hughes has no pecuniary interest. If any such consent were given it would not necessarily be preceded or followed by a public announcement thereof.



     In light of the fact that proceeds from the sale of the DECS will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Mark Hughes Entities will pay to the Underwriters as
compensation $          per DECS.



     The Trust has granted to the Underwriters an option, exercisable for the 30 day period after the date of this Prospectus, to purchase up to an additional
                    DECS from the Trust, at the same price per DECS as the initial DECS to be purchased by the Underwriters. The Underwriters may exercise such option only for the purpose of covering over-allotments, if any, incurred in connection with the sale of DECS offered hereby. To the extent that the Underwriters exercise such option, each Underwriter will have a firm commitment, subject to certain conditions, to purchase the same proportion of the DECS as the number of

DECS to be purchased and offered by such Underwriter in the above table bears to the total number of initial DECS to be purchased by the Underwriters.



     The DECS will be a new issue of securities with no established trading market. Application has been made to quote the DECS on the Nasdaq National
Market System under the symbol "        ." There is no guarantee that such
application will be approved. The Underwriters intend to make a market in the DECS, subject to applicable laws and regulations. However, the Underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the Underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.



     The Underwriting Agreement provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make in respect thereof, and that the Mark Hughes Entities (including the Mark Hughes Family Trust) will guarantee the indemnity and contribution obligations of the Company.



     In connection with the formation of the Trust, Smith Barney subscribed for
and purchased           DECS for a purchase price of $100. Under the Contracts,
the Sellers will be obligated to deliver to the Trust Class B Stock in respect of such DECS on the same terms as the DECS offered hereby. Smith Barney sponsored the formation of the Trust for purposes of this offering, including selecting its initial Trustee.



     Pursuant to the Contracts, the Trust has agreed, subject to the terms and conditions set forth therein, to purchase from the Sellers an aggregate number of shares of the Class B Stock equal to the aggregate number of DECS to be purchased by the Underwriters from the Trust pursuant to the Underwriting Agreement (including the DECS to be purchased by the Underwriters upon exercise of the over-allotment option plus the number of DECS purchased by Smith Barney in connection with the organization of the Trust). Pursuant to the terms of the Contracts, the Sellers will be obligated to deliver to the Trust at the Exchange Date of the DECS a number of shares of the Class B Stock (or, at the Sellers' option, the cash equivalent) and/or such other consideration as permitted or required by the terms of the Contract, that are expected to have the same value as the shares of the Class B Stock delivered pursuant to the DECS. The closing of the offering of the DECS is conditioned upon the closing of the purchase of the Class B Stock pursuant to the Contract.



     In connection with this offering, the Underwriters and certain selling group members and their respective affiliates may engage in transactions that stabilize, maintain or otherwise affect the market price of the DECS, the Class A Stock or the Class B Stock. Such transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M, pursuant to which such persons may bid for or purchase DECS or the Class B Stock for purposes of stabilizing their market prices. The Underwriters also may create short positions for the account of the Underwriters by selling more DECS in connection with this offering than they are committed to purchase from the Trust, and in such case may purchase DECS in the open market following the completion of this offering to cover all or a portion of such short positions. The Underwriters may also cover all or a portion of such short positions by exercising the Underwriters' over-allotment options in this offering. In addition, Smith Barney, on behalf of the Underwriters, may impose "penalty bids" under contractual arrangements whereby it may reclaim from a dealer participating in this offering the selling concession with respect to DECS that are distributed in this offering but subsequently purchased of the account of either Underwriter in the open market. Any of the transactions described in this paragraph may result in the maintenance of the price of the DECS, the Class A Stock or the Class B Stock at a level above that which might otherwise prevail in the open market. None of the transactions described in this paragraph is required, and, if they are undertaken, they may be discontinued at any time.



     In connection with this offering, certain Underwriters and selling group members who are qualifying registered market makers on the Nasdaq National Market System may engage in passive market making transactions in the Class B Stock, the Class A Stock or the DECS on the Nasdaq National Market System in accordance with Rule 103 of Regulation M. Passive market making transactions must comply with certain volume and price limitations and be identified as such. In general, a passive market maker may display its bid at a price not in excess of the highest independent bid for the security, and if all independent bids are lowered below the passive market maker's bid, then such bid must be lowered when certain purchase limits are exceeded.

     In connection with this offering, certain affiliates of Mark Hughes (the "Lender") and Smith Barney intend to enter into a Securities Loan Agreement (the "Securities Loan Agreement") which provides that, subject to certain restrictions and with the agreement of the Lender, Smith Barney may from time to time borrow, return and reborrow shares of Class B Stock from the Lender (the "Borrowed Securities"); provided, however, that the number of Borrowed Securities at any time may not exceed 1,000,000 shares, subject to adjustment for certain dilutive events. The Securities Loan Agreement is intended to facilitate market-making activity in the DECS by Smith Barney. Smith Barney may from time to time borrow shares of Class B Stock under the Securities Loan Agreement for the purpose of settling short sales of Class B Stock, or for the purpose of returning shares of Class B Stock previously borrowed by Smith Barney to settle short sales of Class B Stock, in each case, where such short sales were entered into by Smith Barney to hedge any long position in the DECS resulting from its market-making activities. Such sales will be made in the over-the-counter market at market prices prevailing at the time of sale or at prices related to such market prices. Market conditions will dictate the extent and timing of Smith Barney's market-making transactions in the DECS and the consequent need to borrow shares of Class B Stock. The availability of shares of Class B Stock under the Securities Loan Agreement at any time is not assured and any such availability does not assure market-making activity with respect to the DECS and any market-making actually engaged in by Smith Barney may cease at any time. The foregoing description of the Securities Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Loan Agreement, a copy of which will be filed with the Commission and incorporated herein by reference when filed.



     In the ordinary course of their respective businesses, certain of the Underwriters and their respective affiliates have engaged in and may in the future engage in commercial and investment banking transactions with the Company, the Mark Hughes Entities and their respective affiliates.


                                 LEGAL MATTERS


     Certain legal matters will be passed upon for the Trust and the Underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Delaware law will be passed upon for the Trust by Richards, Layton & Finger, Wilmington, Delaware.



                                    EXPERTS



     The statement of assets, liabilities and capital included in this Prospectus has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.


                             ADDITIONAL INFORMATION

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the DECS offered hereby. Further information concerning the DECS and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. Such Registration Statement is also available on the Commission's website (http://www.sec.gov).

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES OF DECS TRUST III



     We have audited the accompanying statement of assets, liabilities and capital of DECS Trust III (a Delaware trust) as of March 3, 1998. This financial statement is the responsibility of the Trustees of the Trust. Our responsibility is to express an opinion on this financial statement based on our audit.



     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of DECS Trust as of March 3, 1998, in conformity with generally accepted accounting principles.



                                          COOPERS & LYBRAND L.L.P.


New York, New York

March 4, 1998

                                 DECS TRUST III


                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                                 MARCH 3, 1998



                              ASSETS
Cash........................................................  $100
Total Assets................................................  $100

                           LIABILITIES
Total Liabilities...........................................  $ --
NET ASSETS..................................................  $100

                             CAPITAL
DECS, 1 DECS issued and outstanding.........................  $100



    The accompanying notes are an integral part of this financial statement.

                                 DECS TRUST III



             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                                 MARCH 3, 1998



I. ORGANIZATION



     DECS Trust III (the "Trust"), organized as a Delaware business trust on January 22, 1998, is a closed-end management investment company registered under the Investment Company Act of 1940. The term of the Trust is anticipated to expire in the year 2001; however, the exact date will be determined in the future. The Trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.



     The Trust has registered 5,750,000 DECS representing shares of beneficial interest in the Trust. The only securities that the Trust is authorized to issue are the DECS. Each of the DECS represents the right to receive (a) quarterly distributions during the term of the Trust, and (b) upon the conclusion of the term of the Trust (the "Exchange Date"), certain shares of the Class B Common Stock, par value $.01, of Herbalife International, Inc. or cash with an equivalent value (such amounts determined as described in the registration statement). The DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the Trust. The Trust will hold a series of zero-coupon U.S. Treasury securities and one or more forward purchase contracts relating to the Common Stock. The business activities of the Trust are limited to the matters discussed above. The Trust will be treated as a grantor trust for U.S. federal income tax purposes.



     On March 3, 1998, the Trust issued one DECS to Smith Barney Inc. ("Smith Barney") in consideration for a purchase price of $100.



II. ORGANIZATIONAL COSTS, FEES AND EXPENSES



     Organizational costs and ongoing fees of the Trust will be borne by Smith Barney.



III. MANAGEMENT AND ADMINISTRATION OF TRUST



     The Trust will be managed by its trustees and will not have a separate investment adviser. The Trust will be overseen by three trustees and the daily administration will be carried out by The Bank of New York as the administrator. The Bank of New York will also serve as the Trust's custodian, paying agent, registrar and transfer agent with respect to the DECS.

======================================================


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY OF THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE TRUST SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

                               ------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................     3
Fees and Expenses.....................     8
The Trust.............................     8
Use of Proceeds.......................     9
Investment Objectives and Policies....     9
Investment Restrictions...............    19
Risk Factors Relating to DECS.........    19
Net Asset Value.......................    22
Description of the DECS...............    23
Management and Administration of the
  Trust...............................    24
Certain United States Federal Income
  Tax Considerations..................    27
Underwriting..........................    31
Legal Matters.........................    33
Experts...............................    33
Additional Information................    33
Report of Independent Accountants.....    34
Statement of Assets, Liabilities and
  Capital.............................    35



  Until                , 1998, all dealers effecting transactions in the DECS,
whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

======================================================
======================================================


                                5,000,000 DECSSM

                                 DECS TRUST III
                                  ------------


                                   PROSPECTUS



                                 MARCH   , 1998


                                  ------------
                              SALOMON SMITH BARNEY


                       PRUDENTIAL SECURITIES INCORPORATED


======================================================

                         [ATTACHED PROSPECTUS FOLLOWS]

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1. Financial Statements


    Part A  --    (i)  Report of Independent Accountants
                       Statement of Assets, Liabilities and Capital as of March 3,
                 (ii)  1998
    Part B  --   none


2. Exhibits


    (a)(1)(A)   --   Declaration of Trust dated as of January 22, 1998**
    (a)(1)(B)   --   Amended and Restated Declaration of Trust dated as of
                                         , 1998/*/
    (a)(2)(A)   --   Certificate of Trust dated January 22, 1998**
    (a)(2)(B)   --   Restated Certificate of Trust dated March 3, 1998
    (b)         --   Not applicable
    (c)         --   Not applicable
    (d)(1)      --   Form of specimen certificate of DECS (included in Exhibit
                     2(a)(1)(B))*
    (d)(2)      --   Portions of the Amended and Restated Declaration of Trust
                     defining the rights of Holders of DECS (included in Exhibit
                     2(a)(1)(B))*
    (e)         --   Not applicable
    (f)         --   Not applicable
    (g)         --   Not applicable
    (h)         --   Form of Underwriting Agreement*
    (i)         --   Not applicable
    (j)         --   Custodian Agreement dated as of March 3, 1998
    (k)(1)      --   Form of Administration Agreement*
    (k)(2)      --   Form of Paying Agent Agreement*
    (k)(3)      --   Form of Purchase Contract*
    (k)(4)      --   Form of Collateral Agreement*
    (k)(5)      --   Form of Fund Expense Agreement*
    (k)(6)      --   Form of Fund Indemnity Agreement*
    (l)         --   Opinion and Consent of Counsel to the Trust*
    (m)         --   Not applicable
    (n)(1)      --   Tax Opinion of Counsel to the Trust (Consent contained in
                     Exhibit 2(n)(1))*
    (n)(2)      --   Consent of Independent Public Accountants
    (n)(3)      --   Consents to being named as Trustee*
    (o)         --   Not applicable
    (p)         --   Subscription Agreement dated as of March 3, 1998
    (q)         --   Not applicable
    (r)         --   Financial Data Schedule*


---------------

 * To be filed by amendment.



** Previously filed.


ITEM 25. MARKETING ARRANGEMENTS

     See Exhibit 2(h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees...........................................  $39,491
Nasdaq National Market System listing fee...................     *
Printing (other than certificates)..........................     *
Engraving and printing certificates.........................     *
Fees and expenses of qualification under state securities
  laws (including fees of counsel)..........................     *
Accounting fees and expenses................................     *
Legal fees and expenses.....................................     *
NASD fees...................................................     *
Miscellaneous...............................................     *
                                                              -------
          Total.............................................  $  *
                                                              =======


---------------


* To be furnished by amendment.


ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Trust will be internally managed and will not have an investment adviser. The information in the Prospectus under the caption "Management and Administration of the Trust" is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     As of the effective date of this Registration Statement:


                     TITLE OF CLASS                       NUMBER OF RECORD HOLDERS
                     --------------                       ------------------------
DECS representing shares of beneficial interest..........            1


ITEM 29. INDEMNIFICATION

     The Underwriting Agreement (Exhibit 2(h) to this Registration Statement) provides for indemnification.

     The Amended and Restated Declaration of Trust filed as Exhibit 2(a)(1)(B) to this Registration Statement provides for indemnification to each Trustee against any claim or liability incurred in acting as Trustee of the Trust, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties. The Custodian Agreement, Administration Agreement and Paying Agent Agreement filed as Exhibits 2(j), 2(k)(1) and 2(k)(2) to this Registration Statement provide for indemnification to the Custodian, Administrator and Paying Agent against any loss or expense incurred in the performance of their obligations under the respective agreements, unless such loss or expense is due to willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund Indemnity Agreement filed as Exhibit 2(k)(6) to this Registration Statement provides that Smith Barney will indemnify the Trust for certain indemnification expenses incurred under the Amended and Restated Declaration of Trust, the Custodian Agreement, the Administration Agreement and the Paying Agent Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of the Registrant, c/o Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 and at the offices of The Bank of New York, the Registrant's Administrator, Custodian, paying agent, transfer agent and registrar. All other records so required to be maintained are maintained at the offices of the Registrant, c/o Smith Barney Inc., 388 Greenwich Street, New York, New York 10013.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     (a) The Registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in its prospectus contained herein.

     (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 5th day of March, 1998.


                                          DECS TRUST III


                                          By:      /s/ MICHAEL SHERMAN


                                            ------------------------------------
                                                    Michael E. Sherman
                                                    Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following person, in the capacities and on the date indicated.



                          NAME                                          TITLE                    DATE
                          ----                                          -----                    ----

                  /s/ MICHAEL SHERMAN                      Principal Executive Officer,      March 5, 1998
--------------------------------------------------------   Principal Financial Officer,
                   Michael E. Sherman                      Principal Accounting Officer
                                                           and Trustee

                                 EXHIBIT INDEX



       EXHIBIT                            NAME OF EXHIBIT
       -------                            ---------------
      (a)(1)(A)     Declaration of Trust dated as of January 22, 1998**
      (a)(1)(B)     Amended and Restated Declaration of Trust dated as of
                                     , 1998*
      (a)(2)(A)     Certificate of Trust dated January 22, 1998**
      (a)(2)(B)     Restated Certificate of Trust dated March 3, 1998
      (b)           Not applicable
      (c)           Not applicable
      (d)(1)        Form of specimen certificate of DECS (included in Exhibit
                      2(a)(1)(B))*
      (d)(2)        Portions of the Amended and Restated Declaration of Trust
                      defining the rights of Holders of DECS (included in
                      Exhibit 2(a)(1)(B))*
      (e)           Not applicable
      (f)           Not applicable
      (g)           Not applicable
      (h)           Form of Underwriting Agreement*
      (i)           Not applicable
      (j)           Custodian Agreement dated as of March 3, 1998
      (k)(1)        Form of Administration Agreement*
      (k)(2)        Form of Paying Agent Agreement*
      (k)(3)        Form of Purchase Contract*
      (k)(4)        Form of Collateral Agreement*
      (k)(5)        Form of Fund Expense Agreement*
      (k)(6)        Form of Fund Indemnity Agreement*
      (l)           Opinion and Consent of Counsel to the Trust*
      (m)           Not applicable
      (n)(1)        Tax Opinion of Counsel to the Trust (Consent contained in
                      Exhibit 2(n)(1))*
      (n)(2)        Consent of Independent Public Accountants
      (n)(3)        Consents to being named as Trustee*
      (o)           Not applicable
      (p)           Subscription Agreement dated as of March 3, 1998
      (q)           Not applicable
      (r)           Financial Data Schedule*


---------------

 * To be filed by amendment.



** Previously filed.